UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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KONTOOR BRANDS, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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KONTOORTM
2021 Notice of
Annual Meeting
of Shareholders
2021
and Proxy Statement

Letter to Shareholders

March 9, 2021

Dear Shareholders:

On behalf of the Board of Directors and the leadership team, I am pleased to invite you to attend the Kontoor Brands, Inc. 2021 Annual Meeting of Shareholders (the “Annual Meeting”) on Tuesday, April 20, 2021, at 11:00 a.m., Eastern Time, to be held live via the Internet at www.proxydocs.com/KTB. The format of the Annual Meeting will be a virtual-only meeting, instead of an in-person meeting, due to continued public health precautions regarding in-person gatherings and to support the health and well-being of shareholders and company personnel given the COVID-19 pandemic. Shareholders will not be able to attend the Annual Meeting in person.

Attached to this letter are a Notice of Annual Meeting of Shareholders and a Proxy Statement, which describe the business to be conducted at the Annual Meeting. We also will report on matters of current interest to our shareholders.

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their shareholders over the Internet, we have sent shareholders of record at the close of business on February 16, 2021 a Notice of Internet Availability of Proxy Materials (“Notice”) on or about March 9, 2021. The Notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of these proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the Notice, as well as in the attached Proxy Statement.

We have designed the format of the Annual Meeting to ensure that shareholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, using online tools to ensure shareholder access and participation. To attend the Annual Meeting, shareholders must register in advance, using their control number and other information, at www.proxydocs.com/KTB prior to the deadline of Friday, April 16, 2021, at 5:00 p.m., Eastern Time. Upon completing registration, shareholders will receive further instructions by e-mail, including links that will allow them to access the Annual Meeting, submit questions, and vote online during the Annual Meeting.

Beginning one hour prior to, and during, the Annual Meeting, support will be available to assist shareholders with any technical difficulties they may have accessing, hearing or participating in the virtual meeting. If participants encounter any difficulty accessing, or during, the virtual meeting, they should call the support team at the numbers listed on the e-mailed instructions.

Your vote is important to us. To ensure that you will be represented, we ask you to vote your shares on the Internet, by telephone or by mail as soon as possible, or you may vote during the live webcast of the Annual Meeting. Voting on the Internet, by telephone or by mail does not deprive you of your right to attend the Annual Meeting. If you do attend the Annual Meeting and wish to vote your shares personally, you may revoke your proxy at or prior to the Annual Meeting.

I thank you for your continued support of our company.

Sincerely,

Scott Baxter

President and Chief Executive Officer

Notice of Annual Meeting of Shareholders

To Be Held April 20, 2021

March 9, 2021

To the Shareholders of Kontoor Brands, Inc.:

The 2021 Annual Meeting of Shareholders of Kontoor Brands, Inc. will be held live virtually via the Internet at www.proxydocs.com/KTB, on Tuesday, April 20, 2021, at 11:00 a.m., Eastern Time, for the following purposes:

1.	to elect two Class II directors for a term ending at the 2023 annual meeting of shareholders;

2.	to ratify the appointment of PricewaterhouseCoopers LLP as Kontoor’s independent registered public accounting firm for the fiscal year ending January 1, 2022;

3.	to approve the compensation of Kontoor’s named executive officers as disclosed in this Proxy Statement; and

4.	to transact such other business as may properly come before the meeting and any adjournments thereof.

A copy of Kontoor’s Annual Report for the fiscal year ended January 2, 2021 is included for your information.

Only shareholders of record as of the close of business on February 16, 2021 are entitled to notice of and to vote at the meeting.

To attend the Annual Meeting, shareholders must register in advance, using their control number and other information, at www.proxydocs.com/KTB prior to the deadline of Friday, April 16, 2021, at 5:00 p.m., Eastern Time. Upon completing registration, shareholders will receive further instructions by e-mail, including links that will allow them to access the Annual Meeting, submit questions, and vote online during the Annual Meeting. Shareholders will not be able to attend the Annual Meeting in person.

By Order of the Board of Directors

Laurel Krueger

Executive Vice President,

General Counsel and Corporate Secretary

YOUR VOTE IS IMPORTANT

You are urged to vote your shares in advance via the Internet, through our toll-free telephone number, or by signing, dating and promptly returning your completed proxy card.

2021 Notice of Annual Meeting of Shareholders

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Proxy Statement Summary

This summary highlights certain information about Kontoor Brands, Inc. (the “Company,” “Kontoor,” “we,” “us” or “our”) contained in this proxy statement (“Proxy Statement”), but does not contain all the information that you should consider when casting your vote. Please review this entire Proxy Statement as well as our Annual Report for the fiscal year ended January 2, 2021 (“Annual Report”) carefully before voting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD

ON APRIL 20, 2021

This Proxy Statement and our Annual Report are available at

www.proxydocs.com/KTB

General Information

The Board of Directors of the Company (the “Board”) is furnishing you this Proxy Statement to solicit proxies, on its behalf, to be voted at the Company’s 2021 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Tuesday, April 20, 2021, at 11:00 a.m., Eastern Time, via the Internet at www.proxydocs.com/KTB, and at any adjournments thereof. The format of the Annual Meeting will be a virtual-only meeting, instead of an in-person meeting, due to continued public health precautions regarding in-person gatherings and to support the health and well-being of shareholders and company personnel given the COVID-19 pandemic. Shareholders will not be able to attend the Annual Meeting in person.

The Board has made this Proxy Statement and our Annual Report available to you over the Internet at www.proxydocs.com/KTB or, upon your request, has mailed you a printed version of these proxy materials in connection with the Annual Meeting. We mailed the Notice of Internet Availability of Proxy Materials (the “Notice”) to our shareholders, and this Proxy Statement and our Annual Report were posted to the above-referenced website, on or about March 9, 2021.

Spin-Off

On May 22, 2019, VF Corporation (“VF”) completed the spin-off of its Jeanswear business, which included the Wrangler, Lee and Rock & Republic brands, as well as the VF Outlet business. The spin-off transaction (the “Spin-Off”) was effected through a pro-rata distribution to VF shareholders of one share of Kontoor common stock for every seven shares of VF common stock held on the record date of May 10, 2019. Kontoor began to trade as a standalone public company on the New York Stock Exchange (the “NYSE”) under the ticker symbol “KTB” on May 23, 2019.

Although Kontoor and VF have operated as separate companies since the Spin-Off, rules and regulations of the Securities and Exchange Commission (the “SEC”) and/or the NYSE require that we provide certain information (including compensation information) regarding our executive officers and directors for the period of time prior to the Spin-Off (including for service to VF). We have endeavored to clearly indicate for you throughout this Proxy Statement what information relates to Kontoor prior to the Spin-Off and where we have changed our approach.

Annual Meeting

Time and Date:	11:00 a.m., Eastern Time, Tuesday, April 20, 2021

Webcast Address:	Annual Meeting to be held live virtually via the Internet—please visit www.proxydocs.com/KTB for more details.

Record Date:	February 16, 2021

Proxy Statement Summary

Voting Roadmap

Proposal	Board Recommendation	Page Reference
Proposal No. 1: Election of two Class II Directors for a term ending at the 2023 annual meeting of shareholders	The Board recommends a vote “FOR” each of the director nominees.	See “Proposal No. 1—Election of Directors” beginning on page 7 of this Proxy Statement.
Proposal No. 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2022	The Board recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2022.	See “Proposal No. 2—Ratification of Appointment of Independent Registered Public Accounting Firm” beginning on page 57 of this Proxy Statement.
Proposal No. 3: Approval of the compensation of our named executive officers on a non-binding advisory basis (“Say-on-Pay vote”)	The Board recommends a vote “FOR” the approval of the compensation of our named executive officers on a non-binding advisory basis.	See “Proposal No. 3—Approval of Named Executive Officer Compensation on a Non-Binding Advisory Basis (“Say-on-Pay Vote”)” beginning on page 59 of this Proxy Statement.

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Voting Matters

Who May Vote

If, at the close of business on February 16, 2021 (the “Record Date”), you held shares (a) directly in your name as a shareholder of record or (b) through a broker, bank or other nominee (shares held in “street name”), you have one vote for each such share of Kontoor common stock and may vote your shares by proxy via the Internet, by telephone or by mail, or you may vote your shares during the live webcast of the Annual Meeting. For shares held in street name, you generally cannot vote your shares directly and instead may vote by submitting voting instructions to your broker, bank or other nominee. Please refer to information from your broker, bank or other nominee on how to submit voting instructions. As of the close of business on the Record Date, approximately 57,390,649 shares were outstanding and entitled to vote.

What Constitutes a Quorum

The presence, on the live webcast of the Annual Meeting or by proxy, of the holders of a majority of the outstanding shares entitled to cast a vote on a particular matter to be acted upon at the Annual Meeting constitutes a quorum for the purposes of consideration and action on the matter. Abstentions are counted as present and entitled to vote for purposes of determining a quorum. Shares represented by “broker non-votes” also are counted as present and entitled to vote for purposes of determining a quorum. However, as described below under “How Votes are Counted,” if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”).

Proposals to be Voted On

We are asking you to vote on the following:

•	Proposal No. 1: Election of two Class II directors for a term ending at the 2023 annual meeting of shareholders;

•	Proposal No. 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2022; and

•	Proposal No. 3: Approval of the compensation of our named executive officers on a non-binding advisory basis (“Say-on-Pay vote”).

Votes Required

For Proposal No. 1, you may vote “FOR” both director nominees or “WITHHOLD” your vote for either or both of the director nominees. Proposal No. 1 requires that each director is elected by the vote of the majority of the votes cast with respect to the director at a meeting at which a quorum is present. This means that the number of shares voted “FOR” a director must exceed the number of “WITHHOLD” votes with respect to that director. Abstentions and broker non-votes will have no effect on the election of directors.

For Proposal No. 2, you may vote “FOR” or “AGAINST” or abstain from voting. Proposal No. 2 requires the affirmative vote of the holders of a majority of the shares cast at a meeting at which a quorum is present. Abstentions will not be considered as votes cast and, as a result, will not have any effect on the proposal. Because the ratification of the appointment of the independent registered public accounting firm is considered a routine matter, there will be no broker non-votes with respect to Proposal No. 2, and a broker will be permitted to exercise its discretion to vote uninstructed shares on Proposal No. 2.

For Proposal No. 3, you may vote “FOR” or “AGAINST” or abstain from voting. Proposal No. 3 requires the affirmative vote of the holders of a majority of the shares cast at a meeting at which a quorum is present. Proposal No. 3 is advisory in nature and non-binding, and the Board will review the voting results and expects to take them into consideration when making future decisions regarding executive compensation. Abstentions and broker non-votes will not be considered as votes cast and, as a result, will not have any effect on Proposal No. 3.

Voting Matters

How Votes are Counted

For shareholders of record, all shares represented by the proxies will be voted at the Annual Meeting in accordance with instructions given by the shareholders. Where a shareholder returns its proxy and no instructions are given with respect to a given matter, the shares will be voted: (1) “FOR” the election of the Board’s director nominees; (2) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2022; (3) “FOR” the approval of the compensation of our named executive officers; and (4) as recommended by the Board or, if no recommendation is given, in the discretion of the proxy holders upon such other business as may properly come before the Annual Meeting. If you are a shareholder of record and you do not return your proxy, no votes will be cast on your behalf on any of the items of business at the Annual Meeting.

For beneficial owners of shares held in street name, the brokers, banks or other nominees holding shares for beneficial owners must vote those shares as instructed. Absent instructions from you, brokers, banks and other nominees may vote your shares only as they decide as to matters for which they have discretionary authority under the applicable NYSE rules. A broker, bank or other nominee does not have discretion to vote on the election of directors or approval of the compensation of our named executive officers. If you do not instruct your broker, bank or other nominee how to vote on those matters, no votes will be cast on your behalf on Proposal No. 1 or Proposal No. 3. Your broker will be entitled to vote your shares in its discretion, absent instructions from you, on Proposal No. 2.

Board Recommendations

Our Board recommends that you vote your shares:

•	“FOR” each of the director nominees set forth in this Proxy Statement;

•	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2022; and

•	“FOR” the approval of the compensation of our named executive officers.

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Voting Matters

How to Vote

If you are a shareholder of record or hold shares in street name and are voting by proxy, please refer to your proxy card or other information forwarded by your bank, broker or other nominee to see when your vote, or voting instructions if you hold shares in street name, must be received. All proxies must be received by Kontoor by 11:59 p.m., Eastern Time, on April 19, 2021 to be counted.

IF YOU ARE A SHAREHOLDER OF RECORD, YOU MAY VOTE BY GRANTING A PROXY. TO VOTE BY PROXY:

By Internet

Go to the website www.proxypush.com/KTB and follow the instructions on how to complete an electronic proxy card, 24 hours a day, seven days a week. You will need the 12-digit number included on your Notice or proxy card to vote by Internet.

By Telephone

From a touch-tone telephone, dial 866-390-5386 and follow the recorded instructions, 24 hours a day, seven days a week. You will need the 12-digit number included on your Notice or proxy card in order to vote by telephone.

By Mail

Request a proxy card from us by following the instructions on your Notice. When you receive the proxy card, mark your selections on the proxy card. Date and sign your name exactly as it appears on your proxy card. Mail the proxy card in the enclosed postage-paid envelope provided to you, or return it to:

PROXY TABULATOR FOR

Kontoor Brands, Inc.

P.O. Box 8016

Cary, NC 27512-9903

If you hold your shares in street name, you may submit voting instructions to your broker, bank or other nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to information from your bank, broker or other nominee on how to submit voting instructions.

If you receive more than one Notice, it generally means you hold shares registered in more than one account. To ensure that all your shares are voted, please sign and return each proxy card or, if you vote by Internet or telephone, vote once for each Notice you receive.

During the Annual Meeting

We have designed the format of the Annual Meeting to ensure that shareholders are afforded the same rights and opportunities to participate as they would at an in-person meeting, using online tools to ensure shareholder access and participation. To submit questions and vote during the live webcast of the Annual Meeting, you must first register at www.proxydocs.com/KTB, using your control number and other information, at www.proxydocs.com/KTB prior to the deadline of Friday, April 16, 2021, at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and vote online during the meeting. Please be sure to follow instructions found on your proxy card or other information forwarded by your bank, broker or other nominee and subsequent instructions that will be delivered to you via email.

Beginning one hour prior to, and during, the Annual Meeting, support will be available to assist shareholders with any technical difficulties they may have accessing, hearing or participating in the virtual meeting. If participants encounter any difficulty accessing, or during, the virtual meeting, they should call the support team at the numbers listed on the e-mailed instructions.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or mail so that your vote will be counted even if you later decide not to attend the Annual Meeting.

Voting Matters

How to Change Your Vote or Revoke Your Proxy

If you are a shareholder of record, you may change your vote or revoke your proxy by:

•	sending a written statement to that effect to our Corporate Secretary, provided such statement is received no later than April 19, 2021;

•	voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on April 19, 2021;

•	submitting a properly signed proxy card to: PROXY TABULATOR FOR Kontoor Brands, Inc., P.O. Box 8016, Cary, NC 27512-9903, with a later date that is received no later than April 19, 2021; or

•	registering prior to the deadline of Friday, April 16, 2021, at 5:00 p.m. Eastern Time, attending the Annual Meeting, revoking your proxy and voting during the live webcast of the Annual Meeting.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy during the live webcast of the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

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Proposal No. 1 Election of Directors

The seven individuals named below currently serve on our Board of Directors. Richard Carucci, a Class II director, will not be standing for re-election to the Board at the Annual Meeting. Kontoor acknowledges and thanks Mr. Carucci for his outstanding service on the Board. Following the conclusion of the Annual Meeting, the size of the Board will be decreased from seven directors to six directors.

Name	Principal Occupation	Audit Committee	Talent and Compensation Committee	Nominating and Governance Committee

Robert Shearer Chair of the Board	Retired; Former Senior Vice President and Chief Financial Officer, VF Corporation	Chair

Scott Baxter	President and Chief Executive Officer, Kontoor Brands, Inc.

Kathleen Barclay	Retired; Former Chief Human Resources Officer and Senior Vice President, Kroger Co.		Chair	Member

Richard Carucci	Retired; Former President, Yum! Brands, Inc.	Member		Member

Juliana Chugg	Retired; Former EVP, Chief Brands Officer, Mattel, Inc.		Member	Chair

Robert Lynch	President and Chief Executive Officer, Papa John’s International, Inc.	Member	Member

Shelley Stewart, Jr.	Retired; Former Chief Procurement Officer, E.I. du Pont de Nemours & Co.	Member		Member

Number of Meetings Held in Fiscal 2020	Board—18	9	6	4

BOARD DIVERSITY

(following the Annual Meeting)

The directors are currently divided into three classes. There are currently two Class I directors, three Class II directors, and two Class III directors. At the Annual Meeting, you will be asked to elect two Class II directors: Ms. Barclay and Mr. Lynch. Both of the director nominees currently serve as Class II directors whose terms of office expire at the Annual Meeting and, if elected at the Annual Meeting, will serve for a term of office to expire at the annual meeting of shareholders to be held in 2023.

Proposal No. 1 – Election of Directors

The Class I and Class III directors will continue to serve on the Board. The term of the Class I directors will terminate at the annual meeting of shareholders to be held in 2023, and the term of the Class III directors will terminate at the annual meeting of shareholders to be held in 2022. Each Class III director to be elected at the 2022 annual meeting of shareholders will serve for a term of office to expire at the annual meeting of shareholders to be held in 2023. Beginning with the 2023 annual meeting of shareholders, directors will be elected for a one-year term expiring at the next annual meeting of shareholders, and the classification of the Board will cease. This temporary classified board structure is intended to provide better continuity of leadership during the Company’s first years of operation as an independent, publicly held business.

The following section provides information with respect to each director nominee and each other director of the Company who will continue to serve as a director after the Annual Meeting. It includes the specific experience, qualifications and skills considered by the Nominating and Governance Committee and/or the Board in assessing the appropriateness of the person to serve as a director. (Ages are presented as of March 9, 2021.)

Class II Nominees to Serve Until the 2023 Annual Meeting of Shareholders

Kathleen Barclay    Former Chief Human Resources Officer and Senior Vice President, Kroger Co.

Age: 65 | Committees:	Nominating and Governance Committee
Talent and Compensation Committee (Chair)

Kathleen Barclay has served on the Board since the Spin-Off. She was previously Chief Human Resources Officer and Senior Vice President of The Kroger Co., a $110 billion grocery retail company, from 2010 until her retirement in late 2015. Prior to joining The Kroger Co., Ms. Barclay served in several leadership roles at General Motors Corporation, including Senior Vice President of Global Human Resources. She currently serves as a member of the board of directors of Five Below, Inc.

Ms. Barclay earned a bachelor’s degree in Business from Michigan State University and a Master of Business Administration from the Massachusetts Institute of Technology. She is a three-time recipient of Automotive News’ 100 Leading Women, a recipient of the MSU Distinguished Alumni award, and has been named to Human Resource Executive magazine’s HR Honor Roll. In 2013, Ms. Barclay was the recipient of the YWCA’s Career Woman of Achievement Award.

Skills and Qualifications:

Ms. Barclay’s qualifications include her extensive experience in human resource management, retail management and senior leadership experience at large publicly traded companies and service on other public company boards of directors.

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Proposal No. 1 – Election of Directors

Robert Lynch     President and Chief Executive Officer, Papa John’s International, Inc.

Age: 44 | Committees:	Audit Committee
Talent and Compensation Committee

Robert Lynch has served on the Board since March 5, 2021. Mr. Lynch has served as President and Chief Executive Officer of Papa John’s International, Inc. since August 2019. Mr. Lynch joined Papa John’s International, Inc. from Arby’s Restaurant Group, where he served as President since August 2017, and served as Brand President and Chief Marketing Officer from August 2013 to August 2017. Prior to Arby’s Restaurant Group, he served as Vice President of Marketing at Taco Bell. Mr. Lynch has more than 20 years combined experience in the QSR and consumer packaged goods industries, and also held senior roles at H.J. Heinz Company, and Procter & Gamble.

Mr. Lynch holds a bachelor’s degree in economics and political science, and a Master’s in Business Administration, from the University of Rochester.

Skills and Qualifications:

Mr. Lynch’s qualifications include his experience as a leader of a large global publicly traded company, and his extensive marketing experience, leading purpose-driven organizations and high performing teams and growing successful consumer brands.

Proposal No. 1 – Election of Directors

Class III Continuing Directors to Serve Until the 2022 Annual Meeting of Shareholders

Scott Baxter    President & Chief Executive Officer

Age: 56 | Committees:	None

Scott Baxter is President and Chief Executive Officer of Kontoor and has served on the Board since the Spin-Off. Mr. Baxter was named CEO in August 2018 when VF Corporation announced its intention to separate its Jeanswear organization into an independent, publicly traded company. Mr. Baxter has more than 30 years of experience in retail, operations, marketing, merchandising, sales and manufacturing.

Prior to being named CEO of Kontoor, Mr. Baxter was Group President, Americas West, for VF. In this role, he was responsible for overseeing brands such as The North Face® and Vans®.

Mr. Baxter’s previous leadership roles at VF also included Group President, Outdoor & Action Sports, Americas and Vice President, VF Corporation & Group President, Jeanswear, Imagewear and South America. Mr. Baxter joined VF in 2007 as the President of the Licensed Sports Group. In 2008, he was named Coalition President for the Imagewear coalition, which comprised the Image and Licensed Sports Group divisions.

Prior to joining VF, Mr. Baxter served as Senior Vice President of The Home Depot Company, leading the Services Division. He also previously served as Executive Vice President of Edward Don & Company and held a series of leadership roles with Nestle and PepsiCo.

Mr. Baxter serves on the board of directors of Callaway Golf Company, a premium golf equipment and active lifestyle company. An active member of the community, Mr. Baxter is on the board of directors for the Greensboro Chamber of Commerce and the Piedmont Triad Partnership. Mr. Baxter also serves as the honorary chairman of the PGA TOUR’s 2020 and 2021 Wyndham Championship.

Mr. Baxter holds a bachelor’s degree from the University of Toledo and a Master of Business Administration degree from Northwestern University’s Kellogg Graduate School of Management.

Skills and Qualifications:

Mr. Baxter’s qualifications include his service as President and Chief Executive Officer of Kontoor, his previous leadership roles at VF and other public companies, and his service on the board of directors of another public company.

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Proposal No. 1 – Election of Directors

Robert Shearer     Chair of the Board

Age: 69 | Committees:	Audit Committee (Chair)

Robert Shearer has served as Chair of the Board since the Spin-Off. Mr. Shearer brings extensive management expertise to the Board, including a range of leadership experience at VF Corporation. From 2005 to 2015, Mr. Shearer served as Senior Vice President and Chief Financial Officer of VF, and from 1986 to 2005, served in various other roles of increasing responsibility at VF, including Vice President-Finance and Chief Financial Officer and Vice President-Controller. For two years, he was President of VF’s Outdoor Coalition, which was formed with the acquisition of The North Face® brand. Prior to joining VF, Mr. Shearer was a Senior Audit Manager for Ernst and Young.

Since 2018, Mr. Shearer has served on the board of directors of Yeti Holdings, Inc., a designer, marketer, retailer, and distributor of a variety of innovative, branded, premium products. Since 2008, Mr. Shearer has served on the board of directors of Church & Dwight Co, Inc., a household products manufacturer, where he currently chairs the audit committee. He previously served on the board of directors of The Fresh Market, Inc., a specialty grocery chain.

Mr. Shearer holds a B.S. in Accounting from Catawba College.

Skills and Qualifications:

Mr. Shearer’s prior role as Chief Financial Officer of VF, coupled with his 12 years of experience in public accounting, enables him to provide our Board of Directors and the Audit Committee with important insights on a range of financial and internal control matters, as well as on matters relating to capital structure, information systems, risk management, public reporting and investor relations. In addition, during his tenure at VF, his participation in expansion initiatives, including a number of acquisitions and growth in international markets, enables him to provide important insights on international operations, business combination opportunities, and strategic planning.

Class I Continuing Directors to Serve Until the 2023 Annual Meeting of Shareholders

Juliana Chugg    Former EVP, Chief Brands Officer, Mattel, Inc.

Age: 53 | Committees:	Nominating and Governance Committee (Chair)
Talent and Compensation Committee

Juliana Chugg has served on the Board since the Spin-Off. Ms. Chugg was previously the Chief Brand Officer and Executive Vice President, at Mattel, Inc., a $6 billion worldwide leader in the design, manufacture and marketing of toys and entertainment experiences. Prior to Mattel, she spent nearly 20 years at General Mills, Inc., a global marketer and manufacturer of consumer goods, operating in a series of leadership roles where she served as the President of multiple divisions domestically and internationally. Ms. Chugg brings extensive board experience, having also served as a director of H.B. Fuller Company and Promina Group Ltd. Ms. Chugg currently serves on the board of directors of VF Corporation and served on the board of directors of Caesars Entertainment Corporation from December 2018 to July 2020.

Ms. Chugg graduated from the University of South Australia with a bachelor’s degree in Business.

Skills and Qualifications:

Ms. Chugg’s qualifications for election include her extensive experience leading major functions and divisions of large publicly traded multi-brand consumer products companies and service on other public company boards of directors.

Proposal No. 1 – Election of Directors

Shelley Stewart, Jr.    Former Chief Procurement Officer, E.I. du Pont de Nemours & Co.

Age: 67 | Committees:	Audit Committee
Nominating and Governance Committee

Shelley Stewart, Jr. has served on the Board since the Spin-Off. He was previously the Chief Procurement Officer and held responsibility for real estate and facility services at E.I. du Pont de Nemours & Co. from 2012 until his retirement in 2018. Prior to joining DuPont, Mr. Stewart held leadership positions in supply chain and procurement at Tyco International, Invensys PLC, Raytheon Company and United Technologies Corporation.

Mr. Stewart currently serves on the board of Otis Worldwide where he is also on the audit committee and nominating and governance committee. He is chairman of the Billion Dollar Roundtable Inc., a top-level advocacy organization that promotes corporate supplier diversity. He is also on the Board of Trustees for Howard University as well as chair of the board of visitors for the school of business. He is also on the board of governors for the University of New Haven. He previously served on the board of directors for Cleco Corporation.

Mr. Stewart holds bachelor’s and master’s degrees in Criminal Justice from Northeastern University and received a Master of Business Administration from the University of New Haven.

Skills and Qualifications:

Mr. Stewart’s qualifications for election include his extensive experience in senior-level supply chain and operational positions with leading industrial companies and service on other public company boards of directors.

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Executive Officers

Kontoor’s executive officers are as follows:

Name	Age	Title

Scott H. Baxter	56	President and Chief Executive Officer

Rustin Welton	51	Executive Vice President and Chief Financial Officer

Thomas E. Waldron	53	Executive Vice President and Global Brand President—Wrangler

Christopher Waldeck	54	Executive Vice President and Global Brand President—Lee

Laurel Krueger	46	Executive Vice President, General Counsel and Corporate Secretary

Certain information with respect to our executive officers, each of whom have served since the Spin-Off, is provided below. Officers are appointed to serve at the discretion of the Board. Information regarding Mr. Baxter is included in the director profiles set forth above.

Rustin Welton is Executive Vice President and Chief Financial Officer. Prior to his current role at Kontoor, Mr. Welton was VF’s Vice President and Chief Financial Officer—Americas East since January 2017. He previously served as VF’s Vice President and Chief Financial Officer for the Jeanswear Coalition, Imagewear Coalition, and Central America/South America from December 2014 until January 2017 and Chief Financial Officer—Jeanswear North and South America from 2012 to 2015. He earned an M.B.A. from Indiana University’s Kelley School of Business and a B.A. in Finance from the University of Illinois at Urbana-Champaign.

Thomas E. Waldron is Executive Vice President and Global Brand President—Wrangler. Prior to his current role at Kontoor, Mr. Waldron was VF’s Global Brand President—Wrangler since October 2018. He previously served as President—Wrangler from March 2016 until October 2018, Vice President—Mass Brands from July 2010 until March 2016, Vice President General Manager—Wrangler Male Bottoms from July 2005 until July 2010, Merchandise Manager—Wrangler Men’s from January 2003 until July 2005, National Account Executive—Walmart (Boys) from January 2000 until January 2003, National Account Executive—Walmart (Men’s) from November 1996 until January 2000 and Replenishment Manager from September 1995 until November 1996. He earned a B.S. in Economics from the University of North Carolina at Greensboro.

Christopher Waldeck is Executive Vice President and Global Brand President—Lee. Prior to his current role at Kontoor, Mr. Waldeck was VF’s Global Brand President, Lee and Rock & Republic since October 2018. He previously served as President—Lee and Rock & Republic since May 2017. Before joining VF, Mr. Waldeck was with the Adidas Group as Vice President, General Manager, Reebok USA from October 2013 until April 2017, Brand Director, Reebok Korea from May 2010 until October 2013 and Senior Director of Marketing for Equipment, Cleated Footwear from May 2004 until May 2010. He earned a B.S. in Business from Emporia State University.

Laurel Krueger is Executive Vice President, General Counsel and Corporate Secretary. Prior to her current role at Kontoor, from May 2012 to January 2019, she served in roles of increasing responsibility, and most recently as Executive Vice President, General Counsel and Corporate Secretary, at Signet Jewelers Limited, a leading global retailer of diamond jewelry. Ms. Krueger previously held a variety of legal leadership roles at publicly traded companies in retail and manufacturing, including Federal-Mogul Corporation, Tecumseh Products Company and Borders Group, Inc. Ms. Krueger earned a bachelor’s degree with high distinction from the University of Michigan-Dearborn. She earned a law degree from the University of Michigan Law School, and a Master of Business Administration with distinction from the University of Michigan-Dearborn School of Management. Ms. Krueger joined VF in 2019, prior to the Spin-Off.

Corporate Governance

Kontoor’s business is managed under the direction of the Board. The Board regularly assesses its criteria for Board membership to identify the qualifications and skills that directors and candidates should possess. Members of the Board are kept informed of Kontoor’s business through discussions with the Chair, the President and Chief Executive Officer and other officers, by reviewing Kontoor’s annual business plan and other materials provided to them and by participating in meetings of the Board and its committees. We believe that, over time, the Board will benefit from a mix of new directors, who will bring fresh ideas and viewpoints, and longer-serving directors who will have developed deep insight into Kontoor’s business and operations. As Kontoor matures as an independent company, the Board will seek to maintain a balance of directors who have longer terms of service and directors who have joined more recently.

Corporate Governance Principles

The Board is committed to sound and effective corporate governance practices. A foundation of Kontoor’s corporate governance is the Board’s policy that a substantial majority of the members of the Board must meet the independence requirements of the NYSE. In addition, members of the Board who are also executive officers of a public company can serve on the board of directors of no more than two public companies total, and members of the Board who are not executive officers of a public company can serve on the board of directors of no more than four public companies total. These policies are included in the Board’s written corporate governance principles (the “Corporate Governance Principles”), which address a number of other important governance issues such as:

•	composition and selection of the Board;

•	ineligibility to be elected as a director for a term that extends beyond the annual meeting of shareholders immediately following a person’s seventy-second birthday;

•	a requirement that directors offer to submit their resignation to the Board for consideration upon a substantial change in job responsibilities;

•	if the chair is not an independent director, election of a lead independent director;

•	committee structure and responsibilities;

•	Board consideration of shareholder proposals receiving a majority of shareholder votes;

•	authority of the Board to engage outside independent advisors as it deems necessary or appropriate;

•	majority voting for directors in uncontested elections;

•	succession planning for the chief executive officer and other executive officer positions; and

•	annual self-evaluation by the Board and each committee.

In addition, the Board has in place formal charters stating the powers and responsibilities of each of its committees.

Director Orientation and Continuing Education

The Board views orientation and continuing education as vital tools for building an effective Board. We provide all new directors, upon joining the Board, with appropriate orientation programs, sessions or materials regarding the Board and the Company’s operations. The orientation consists of presentations by members of senior management on the Company’s financial profile, strategic plans, management organization, compliance programs and corporate policies. Directors are required to continue educating themselves with respect to topics related to the Company’s business. The Board encourages, but does not require, directors to periodically pursue or obtain appropriate programs, sessions or materials as to the responsibilities of directors of publicly-traded companies, and the Company reimburses directors for their reasonable expenses in pursuing such opportunities.

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Corporate Governance

Related Person Transactions Policy

Our Related Person Transactions Policy sets forth the policies and procedures governing the review and approval or ratification by the Nominating and Governance Committee of transactions between Kontoor, on the one hand, and (i) an executive officer; (ii) a director or nominee to become director; (iii) any security holder who is known by Kontoor to own of record or beneficially more than five percent of any class of Kontoor’s voting securities (as defined in the policy) at the time of the transaction; or (iv) an immediate family member of such executive officer, director or nominee to become director, or five percent holder, on the other hand. Persons in the categories described above are collectively referred to as “related persons.” The policy applies to all related person transactions, and under the policy a “related person transaction” is any transaction in which:

•	Kontoor was or is to be a participant;

•	the aggregate amount involved exceeds $120,000; and

•	any related person had, or will have, a direct or indirect material interest.

No related person transaction shall be approved or ratified if such transaction is contrary to the best interests of the Company and its stakeholders. Unless different terms are specifically approved or ratified by the Nominating and Governance Committee, any approved or ratified transaction must be on terms that are no less favorable to Kontoor than would be obtained in a similar transaction with an unaffiliated third party under the same or similar circumstances. All related person transactions or series of similar transactions must be presented to the Nominating and Governance Committee for review and pre-approval or ratification.

Since the beginning of Kontoor’s last fiscal year, no financial transactions, arrangements or relationships, or any series of them, were disclosed or proposed through Kontoor’s processes for review, approval or ratification of transactions with related persons in which (i) Kontoor was or is to be a participant, (ii) the aggregate amount involved exceeded $120,000, and (iii) any related person had or will have a direct or indirect material interest. PNC Bank, N.A., which is one of three co-trustees under the Barbey Family Trust accounts (see footnote 4 to the “Security Ownership of Certain Beneficial Owners and Management—Common Stock Beneficial Ownership of Certain Beneficial Owners” table on page 55), is one of several lenders party to Kontoor’s revolving credit facility. The credit facility was entered in the ordinary course of business, was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender, and did not involve more than the normal risk of collectability or present other unfavorable features.

Corporate Governance Documents

The Board’s Corporate Governance Principles and the Audit Committee, the Nominating and Governance Committee and the Talent and Compensation Committee charters are available on Kontoor’s website (www.kontoorbrands.com) and will be provided free of charge to any person upon written request directed to the Corporate Secretary of Kontoor at 400 N. Elm Street, Greensboro, North Carolina 27401.

Code of Conduct

The Board has adopted a written code of business conduct and ethics (the “Code of Conduct”), which applies to all of our employees, officers and directors. Our Code of Conduct is available on Kontoor’s website (www.kontoorbrands.com) and will be provided free of charge to any person upon written request directed to the Corporate Secretary of Kontoor at 400 N. Elm Street, Greensboro, North Carolina 27401. In addition, we intend to post on our website all disclosures that are required by law or the NYSE listing rules concerning any amendments to, or waivers from, any provision of our Code of Conduct.

Board Leadership Structure

The Board has concluded that Kontoor and its shareholders are best served by not having a formal policy on whether the same individual should serve as both Chief Executive Officer and Chair of the Board. The Board retains the flexibility to determine the appropriate leadership structure based on the circumstances at the time of the determination. The Board believes Kontoor has a strong governance structure in place with sufficient processes to provide for independent discussion among directors and for independent evaluation of, and communication with, many members of senior management. These processes include the lead independent director structure adopted by the Board, whereby a lead independent director will be elected from among the independent directors in the event that, in the future, the Chair of the Board is not an independent director.

Corporate Governance

Robert Shearer serves as Chair of the Board and Scott Baxter serves as Chief Executive Officer of Kontoor. The members of the Board possess considerable experience and unique knowledge of the challenges and opportunities Kontoor faces, and the Board believes that the most effective leadership structure for Kontoor currently is to separate the positions of Chair of the Board and Chief Executive Officer, with an independent Chair leading the Board. We believe this structure enhances the Board’s ability to exercise independent oversight of management of Kontoor during its early stages as an independent public company. During this crucial and transformative period, the duties of Chair of the Board and Chief Executive Officer are particularly demanding.

Director Independence

Six of Kontoor’s current directors are non-employee directors. Under the NYSE listing standards, no director qualifies as “independent” unless the Board affirmatively determines that the director has no material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). The Board has adopted categorical standards for director independence that are part of the Corporate Governance Principles and are attached to this Proxy Statement as Appendix A, to assist it in making determinations of independence. In evaluating the independence of directors, the Board considered transactions and relationships between each director and members of his or her immediate family. When considering commercial transactions that are made from time to time in the ordinary course of business between Kontoor and certain entities affiliated with non-management directors, transactions are not considered to be a material transaction that would impair the independence of the relevant non-management director if the director is an executive officer or employee of another company that does business with Kontoor in an amount which, in any single fiscal year for the past three fiscal years, is less than the greater of $1 million or 2% of such other company’s consolidated gross revenues.

The Board has determined that all of our non-employee directors are free of any material relationship with Kontoor, other than their service as directors, and are “independent” directors both under the NYSE listing standards and the categorical standards adopted by the Board. The Board determined that Mr. Shearer, Ms. Barclay, Mr. Carucci, Ms. Chugg, Mr. Lynch and Mr. Stewart are independent directors, and that Mr. Baxter is not an independent director.

The Board, in making its determination as to Ms. Chugg’s independence, considered that Ms. Chugg serves as one of the three Trustees under the Barbey Family Trust accounts (collectively, the “Trusts”). Because all decisions of the Trustees require a majority vote, and thus none of the three Trustees individually controls the decision-making of the Trustees, the Trustees are not considered to separately beneficially own the Kontoor common stock held by the Trusts. As a result, and after considering all other relevant factors related to her role as Trustee, the Board determined that Ms. Chugg’s status as Trustee of the Trusts does not give rise to a material relationship with Kontoor other than in her service as director.

Annual Board Evaluation Process

The Board and each of its committees conduct an annual evaluation to determine whether the Board is functioning effectively both at the Board and at the committee levels. The Board recognizes that a robust evaluation process is essential to Board effectiveness, which is in turn critical for ensuring that the Company has a comprehensive long-term business strategy, prudent risk management and sound governance. The Nominating and Governance Committee oversees an annual evaluation process led by the independent Chair of the Board.

Each director completes a detailed written annual evaluation of the Board and the committees on which he or she serves and the Chair of the Board conducts one-on-one interviews with each of the directors. These Board evaluations are designed to elicit feedback on the composition, dynamics, operations and structure of the Board and its committees, and to determine whether the Board and its committees are functioning effectively. The process also evaluates the relationship between management and the Board, including the level of access to management, responsiveness of management, and the effectiveness of the Board’s evaluation of management performance. The results of this Board evaluation are discussed by the full Board and changes to the Board’s and its committees’ practices are implemented as appropriate.

Board Meetings and Attendance

During 2020, the Board held 18 meetings. Under Kontoor’s Corporate Governance Principles, directors are expected to attend all meetings of the Board, all meetings of committees of which they are members and the annual meetings of shareholders. Each current member of the Board attended 100% of the total number of meetings of the Board and all committees on which he or she served during 2020.

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Corporate Governance

Executive Sessions

To promote open discussion among the non-management directors, those directors meet in executive session without management present on a regular basis. At least once per year, such an executive session is held to review the report of the outside auditors, the criteria upon which the performance of the Chief Executive Officer and other senior managers is based, the performance of the Chief Executive Officer against such criteria, and the compensation of the Chief Executive Officer and other senior managers. Additional executive sessions or meetings of non-management directors may be held from time to time as needed. Executive sessions or meetings are held at each Board meeting with the Chair for a general discussion of relevant subjects. At least one meeting or executive session of non-management directors per year shall include only independent directors. During 2020, the non-management directors met in executive session without management present four times. Robert Shearer, the independent Chair of the Board, currently presides over executive sessions.

Board Committees

The Board has established four standing committees – the Executive Committee, the Audit Committee, the Nominating and Governance Committee and the Talent and Compensation Committee. Each of these committees is governed by a written charter approved by the Board. Each is required to perform an annual self-evaluation, and each committee may engage outside independent advisors as the committee deems appropriate. The Board has determined that each of the members of the Audit Committee, the Nominating and Governance Committee and the Talent and Compensation Committee is independent. A brief description of the responsibilities of the Audit Committee, the Nominating and Governance Committee and the Talent and Compensation Committee follows.

Audit Committee

The Audit Committee is a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee monitors and makes recommendations to the Board concerning the financial policies and procedures to be observed in the conduct of Kontoor’s affairs. Its duties include:

•	selecting the independent registered public accounting firm for Kontoor;

•	reviewing the scope of the audit to be conducted by the independent registered public accounting firm;

•	meeting with the independent registered public accounting firm concerning the results of its audit and Kontoor’s selection and disclosure of critical accounting policies;

•	reviewing with management and the independent registered public accounting firm Kontoor’s annual and quarterly reports prior to filing with the SEC;

•	overseeing the scope and adequacy of Kontoor’s system of internal control over financial reporting;

•	reviewing the status of compliance with laws, regulations and internal procedures, contingent liabilities and risks that may be material to Kontoor;

•

reviewing and assessing, and discussing with management, Kontoor’s cybersecurity, information security and technology risks, and Kontoor’s policies and procedures to monitor, manage and mitigate those risks;

•	preparing a report to shareholders annually for inclusion in the proxy statement; and

•	serving as the principal liaison between the Board and Kontoor’s independent registered public accounting firm.

As of the date of this Proxy Statement, the members of the Audit Committee are Messrs. Shearer (Chair), Carucci, Lynch and Stewart. The Audit Committee held nine meetings during 2020. The Board has determined that all of the members of the Committee are independent as independence for audit committee members is defined in the NYSE listing standards and the SEC regulations and that all are financially literate. The Board has further determined that Messrs. Shearer, Carucci and Lynch each qualify as an “audit committee financial expert” in accordance with the definition of such term in the SEC regulations and have accounting and related financial management expertise within the meaning of the NYSE listing standards. Messrs. Shearer, Carucci and Lynch acquired those attributes through acting as or actively overseeing a principal financial officer or principal accounting officer of a public company. Messrs. Shearer, Carucci and Lynch also have experience overseeing or assessing the performance of companies with respect to the evaluation of financial statements. No Audit Committee member currently serves on the audit committees of more than three public companies.

Corporate Governance

Nominating and Governance Committee

The responsibilities of the Nominating and Governance Committee include:

•	recommending to the Board criteria for Board membership, identifying potential candidates for director and recommending candidates to the Board;

•	overseeing Kontoor’s significant strategies and programs, policies and practices relating to environmental, social and governance (“ESG”) issues;

•	making recommendations to the Board on matters of Chief Executive Officer succession in the event of an emergency or retirement;

•	reviewing developments in corporate governance and making recommendations to the Board for governance changes, including with respect to our Corporate Governance Principles; and

•	reviewing continued appropriateness of Board membership of those members who retire or change the position they held when they joined the Board.

The Nominating and Governance Committee annually evaluates each director to determine his or her fitness and appropriateness for continued service on the Board. While diversity of experience and background are factors taken into consideration in selecting nominees, Board members are elected to represent all shareholders and not to represent any particular constituency. The Nominating and Governance Committee considers this policy to have been effective to date in identifying diverse candidates. The Nominating and Governance Committee will also consider potential candidates for director recommended by shareholders who follow the established procedures for shareholder nominations set forth in our Bylaws. As of the date of this Proxy Statement, the members of the Nominating and Governance Committee are Ms. Chugg (Chair), Ms. Barclay and Messrs. Carucci and Stewart. The Nominating and Governance Committee held four meetings during 2020.

Talent and Compensation Committee

The Talent and Compensation Committee has the authority to discharge the Board’s responsibilities relating to compensation of Kontoor’s executives and to review and make recommendations to the Board concerning compensation and benefits for key employees. The responsibilities of the Talent and Compensation Committee include:

•

annually reviewing and approving Kontoor’s goals and objectives relevant to the compensation of the Chief Executive Officer, evaluating him in light of these goals and objectives, and setting his compensation level based on this evaluation;

•	annually reviewing the performance evaluations of the other Kontoor senior executive officers;

•	annually reviewing management’s recommendation regarding the salary of each Kontoor senior executive officer and annually making recommendations to the Board on the same;

•	making recommendations to the Board with respect to incentive compensation-based plans and equity-based plans;

•	periodically reviewing all of Kontoor’s compensation and benefit plans insofar as they relate to the senior executive officers to confirm that such plans remain equitable and competitive;

•	administering and interpreting Kontoor’s management incentive compensation plans, in accordance with the terms of each plan;

•	preparing an annual report to shareholders regarding executive compensation for inclusion in the proxy statement;

•	reviewing Kontoor’s Compensation Discussion and Analysis (“CD&A”), discussing the CD&A with management and recommending to the Board whether the CD&A should be included in the proxy statement;

•	reviewing succession planning for key senior executive officer positions of Kontoor, other than the position of Chair of the Board and/or Chief Executive Officer;

•	overseeing Kontoor’s inclusion and diversity efforts;

•

periodically reviewing the competitiveness and appropriateness of the compensation program for non-employee directors and recommending to the Board compensation to be paid to non-employee directors; and

•	reviewing and recommending to the Board Kontoor’s submissions to shareholders on executive compensation matters.

The Talent and Compensation Committee has the authority to retain or obtain the advice of any compensation consultant, legal counsel or other adviser. The Committee may only select a compensation consultant, legal counsel or other adviser after taking into consideration the factors that affect the independence of such advisers as identified by the SEC and the NYSE. The

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Corporate Governance

Committee has retained Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant to assist the Talent and Compensation Committee in accomplishing its objectives. FW Cook has no relationship with Kontoor other than providing services to the Talent and Compensation Committee.

The Talent and Compensation Committee has the authority to form and delegate authority to subcommittees as it deems appropriate. The role of the Talent and Compensation Committee, the compensation consultant and management in executive compensation is discussed in further detail in the Compensation Discussion and Analysis beginning on page 24. As of the date of this Proxy Statement, the members of the Committee are Ms. Barclay (Chair), Ms. Chugg and Mr. Lynch. The Committee held six meetings during 2020.

Talent and Compensation Committee Interlocks and Insider Participation

Ms. Barclay and Ms. Chugg served as members of the Talent and Compensation Committee during fiscal 2020, and Rich Williams served on the committee until he resigned from the Board effective March 24, 2020. Mr. Lynch has served on the committee since March 5, 2021. None of the members of the Talent and Compensation Committee during fiscal 2020 (i) has ever been an officer or employee of Kontoor, (ii) had any relationship requiring disclosure by Kontoor under the rules and regulations established by the SEC, or (iii) is an executive officer of another entity at which one of Kontoor’s executive officers serves on the board of directors. None of Kontoor’s executive officers has served during 2020 as a director or a member of the compensation committee of another entity that has one or more of its executive officers serving as a member of the Board or the Talent and Compensation Committee.

Board Oversight of Risk

Risk management is primarily the responsibility of management; however, the Board oversees management’s identification and management of risks to Kontoor. The Board uses various means to fulfill this oversight responsibility. The Board, and its committees, as appropriate, regularly receive and discuss periodic updates from the Chief Executive Officer, the Chief Financial Officer, General Counsel and other members of senior management regarding significant risks to Kontoor, including in connection with the annual review of Kontoor’s business plan and its review of budgets and strategy. These discussions include operational, strategic, legal, regulatory, financial, reputational and cybersecurity risks and the plans to address these risks.

The Board has received updates on the evolving COVID-19 pandemic from, and has discussed these updates with, our management, including with regard to protecting the health and safety of our employees, and evaluating the impact of the COVID-19 pandemic on strategy, operations, liquidity and financial matters.

Each of the Board’s standing committees assists the Board in overseeing the management of the Company’s risks within the areas delegated to that committee, and reports to the full Board as appropriate. In particular:

•

The Audit Committee, consistent with the requirements of the NYSE and the Audit Committee charter, discusses policies to govern the process by which risk assessment and risk management are undertaken at Kontoor, including discussing with management the major financial and information technology risk exposures and the steps that have been taken to monitor and control such exposures. The Audit Committee reviews the status of compliance with laws, regulations and internal procedures, contingent liabilities and risks that may be material to Kontoor, and the scope and status of systems designed to assure Kontoor’s compliance with laws, regulations and internal procedures through receiving reports from management, legal counsel and other third parties on such matters, as well as major legislative and regulatory developments which could materially impact Kontoor’s contingent liabilities and risks. In addition, the Audit Committee has primary responsibility for overseeing risks related to cybersecurity, and receives quarterly updates from senior leadership on information security matters.

•	The Talent and Compensation Committee annually evaluates the risks associated with Kontoor’s compensation philosophy and programs.

•	The Nominating and Governance Committee oversees risks relating to the Company’s corporate governance, including ensuring the Board’s continued ability to provide independent oversight of management.

Corporate Governance

Policy Against Hedging and Pledging Company Securities

Our insider trading policy prohibits our directors, executive officers and certain other designated employees from engaging in derivative securities and hedging transactions relating to our securities or short selling our securities for their own account. The prohibited transactions include trading in put or call options in which our securities are the underlying security, purchasing financial instruments, including prepaid variable forward contracts, equity swaps, collars, and exchange funds or entering into other monetization transactions that limit the ability of the director, executive officer or other designated employee to profit from an increase in the market price of our securities or provide an opportunity to profit from a decrease in the market price of our securities and similar hedging transactions.

Our insider trading policy also prohibits our directors, executive officers and certain other designated employees from holding our securities in a margin account or pledging our securities as collateral for a loan.

Our policy against hedging and pledging does not apply to all employees. We believe that applying our hedging and pledging policy to all our employees would be over inclusive given the small number of employees that receive grants of our securities.

Communications with Directors

Anyone wishing to communicate directly with one or more members of the Board or with the non-management members of the Board as a group (including the directors who preside at meetings or executive sessions of non-management directors) may contact the Chair of the Nominating and Governance Committee, c/o Corporate Secretary of Kontoor at 400 N. Elm Street, Greensboro, North Carolina 27401, or call the Kontoor Ethics Helpline at 1-844-476-9158 or send an email message to corp.gov@kontoorbrands.com. The Corporate Secretary forwards all such communications, other than solicitations and frivolous communications, to the Chair of the Nominating and Governance Committee.

Corporate Sustainability and Responsibility

Our sustainability approach is aligned with Kontoor’s focus on innovation, design and sustainable performance. It underscores our commitment to our purpose: to inspire people to live with passion and confidence. Through our three strategic pillars—Planet, Product and People – we emphasize protecting the environment, sourcing products and materials from companies that share our values and operating with the highest standards of ethics and transparency.

We are pleased to have published our inaugural Sustainability Report in September 2020. We also announced our first global sustainability goals to measure and manage our progress. Additionally, we have aligned our goals with the relevant United Nations Sustainable Development Goals. Our Global Sustainable Business Team leads our enterprise-wide sustainability efforts, working closely with our stakeholder groups globally to ensure progress toward our goals.

Sustainability Governance

The Board is responsible for promoting the exercise of responsible corporate citizenship and monitoring adherence to our standards. The Nominating and Governance Committee reviews and evaluates our strategies, programs, policies and practices relating to ESG issues and impacts to support the sustainable and responsible growth of our business. We articulate our commitments to corporate sustainability and responsibility in our Code of Conduct.

The Kontoor Brands Sustainability Council champions our company-wide commitment to sustainability performance and transparency. The Council, which consists of members from our Executive Leadership Team, our Global Sustainability Business Team and select working group leaders, meets bi-annually. The Council promotes and guides progress toward Kontoor Brands’ Global Sustainability Goals and fosters our culture of sustainability.

Our Enterprise Risk Management Council is organized to identify, evaluate and manage risk topics and issues, in alignment with our business priorities. The Council meets regularly and provides leadership on strategy, financial, operational, compliance and reputational risk.

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Corporate Governance

Materiality Assessment and Goals

Kontoor’s Global Sustainability Business Team discussed the landscape of salient material issues and the best organization of the issues into understandable groupings to present to stakeholders.

External subject matter experts analyzed over 300 contextually relevant articles on material issues and sustainability governance to inform the identification and organization of the issues. Additionally, specific reporting frameworks such as the Global Reporting Initiative (GRI), THESIS (The Sustainability Insight System) Index and the Sustainability Accounting Standards Board (SASB) were reviewed for relevant material issues.

Kontoor’s Global Sustainability Business Team reviewed GRI’s stated objectives, guidance and requirements while also evaluating dozens of material issue presentations by our industry peers, as well as those outside our industry.

Based on the results, we set six ESG goals aligned with the United Nations Sustainable Development Goals (SDGs). We measure and manage our progress through goals and measurable targets.

Topic	Goal

Energy	Power 100 percent of owned and operated facilities with renewable energy by 2025
Climate	Establish a science-based target by 2022
Water	Save 10 billion liters of water by 2025
Materials	Source 100 percent sustainable raw materials, including Forest-Derived and Animal-Derived Materials by 2023, Cotton by 2025 and Synthetics by 2030
Chemistry	Use 100 percent preferred chemistry by 2023
Worker Well-Being	Work only with factories that support a worker well-being or community development program by 2025

Inclusion and Diversity

Inclusion and Diversity have been at the heart of the Company and ingrained in our values since Kontoor was created. In 2020, we introduced our Inclusion and Diversity strategy and multiyear objectives, which are overseen by the Talent and Compensation Committee. This will provide transparency with respect to our journey, establish measurable and visible objectives for the changes we seek to achieve, and put into motion detailed plans to get us where we need to be.

The Nominating and Governance Committee considers diversity as one of many factors in identifying nominees for director, including personal characteristics such as race and gender, as well as diversity in the experience and skills that contribute to the Board’s performance of its responsibilities in the oversight of a complex and highly-competitive global business. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees.

Director Compensation

The primary components of compensation for our non-employee directors are a cash retainer, equity-based grant of restricted stock units (“RSUs”) under Kontoor’s 2019 Stock Compensation Plan and Committee Chair fees. The Board sets director compensation annually based on an analysis of non-employee director compensation practices at Kontoor peers and peer company information provided by FW Cook, the independent compensation consultant to the Talent and Compensation Committee. The following describes our fiscal 2020 non-employee director compensation:

Compensation Element	Director Compensation Program

Annual Cash Retainer	$85,000, paid quarterly arrears in cash

Annual Equity Retainer	RSUs equaling $160,000[1]

Committee Fees	None

Committee Chair Fee[2]	$20,000

Non-Executive Director Chair Retainer	$175,000

Meeting Fee for Board Meetings in Excess of Ten Meetings During the Year	$1,500 per meeting

Stock Ownership Guidelines	Stock ownership with a fair market value equal to five times the annual cash retainer[3]

1

RSUs are fully vested and non-forfeitable at grant and will be settled in shares of Kontoor common stock one year after the date of grant. RSU retainer grants will be pro-rated in the year of a director’s initial election to the Board and will vest in the same manner as other awards subject to the annual equity grant.

2	Chairs of the Audit, Talent and Compensation and Nominating and Governance Committees are eligible to receive committee chair fees.

3

Messrs. Shearer and Carucci and Ms. Chugg exceed the target for director stock ownership. Non-employee directors must retain 100% of the net shares resulting from the vesting of RSUs until the guideline is met.

In response to the impact of the COVID-19 pandemic, the non-employee directors: (i) elected to forego cash retainer and committee chair fees for the second quarter of fiscal 2020, excluding the non-executive director chair fee and (ii) waived their meeting fee for Board meetings in excess of ten meetings during the year for fiscal 2020.

Mr. Baxter, the only director who is an employee of Kontoor, does not receive any compensation in addition to his regular compensation for service on the Board and attendance at meetings of the Board or any of its committees.

Each non-employee director may elect to defer all or part of his or her cash retainer and fees into equivalent units of Kontoor common stock under the Kontoor Deferred Savings Plan for Non-Employee Directors. All Kontoor common stock equivalent units receive dividend equivalents. Deferred sums are generally payable in cash to the participant upon termination of service in a lump sum or substantially equal annual installments over up to ten (10) years, as specified in advance by the participant. Messrs. Shearer and Carucci and Ms. Chugg elected to defer compensation in 2020.

Kontoor reimburses non-employee directors for travel and lodging expenses incurred in the performance of their duties. Directors traveling on Kontoor business are covered by Kontoor’s business travel accident insurance policy, which generally covers all Kontoor’s employees and directors. Directors are encouraged to attend formal training programs in areas relevant to the discharge of their duties as directors. Kontoor reimburses expenses incurred by directors attending such programs. Directors are also eligible for discounts on Kontoor products equal to discounts available to all employees of Kontoor. Kontoor does not provide medical or life insurance benefits to its non-employee directors.

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Director Compensation

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Robert K. Shearer	$253,750	$82,234	-0-	$335,984
Kathleen S. Barclay	78,750	82,234	-0-	160,984
Richard T. Carucci	63,750	82,234	-0-	145,984
Juliana L. Chugg	78,750	82,234	-0-	160,984
Shelley Stewart, Jr.	63,750	82,234	-0-	145,984
Rich Williams [3]	21,250	82,234	-0-	103,484

1

Kontoor allows its non-employee directors to defer all or a portion of his or her cash retainer and fees under the Kontoor Deferred Savings Plan for Non-Employee Directors. In fiscal 2020, Messrs. Shearer and Carucci and Ms. Chugg deferred fees under the Kontoor Deferred Savings Plan for Non-Employee Directors.

2

Each director serving in fiscal 2020 was awarded 5,302 RSUs on April 1, 2020 in connection with compensation for fiscal 2020. The value in this column is the grant date fair value ($15.51 per RSU) computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions used are summarized in Note 16 to our audited financial statements included in our Annual Report on Form 10-K for the year ended January 2, 2021. These RSUs, which are fully vested and non-forfeitable at grant, earn dividend equivalents and will be settled in shares of Kontoor common stock one year after the date of grant, on April 1, 2021.

3	Mr. Williams resigned from the Board on March 24, 2020.

Executive Compensation

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (“CD&A”) provides an overview of our named executive officers’ compensation for the period December 29, 2019 through January 2, 2021 (referred to herein as “fiscal 2020” or “2020”). The CD&A explains Kontoor’s executive compensation program, compensation philosophy and objectives, the components of executive compensation and executive stock ownership. The focus of the analysis is on the Company’s named executive officers listed in the Summary Compensation Table (the “NEOs”):

Name	Title

Scott H. Baxter	President and Chief Executive Officer
Rustin Welton	Executive Vice President and Chief Financial Officer
Thomas E. Waldron	Executive Vice President and Global Brand President—Wrangler
Christopher Waldeck	Executive Vice President and Global Brand President—Lee
Laurel Krueger	Executive Vice President, General Counsel and Corporate Secretary

Executive Summary

Effect of the COVID-19 Pandemic—2020 was a pivotal year for Kontoor. We completed our first full year as a separate, independent publicly-traded company and global apparel and accessory company with a diverse portfolio of jeanswear and apparel brands. Early in 2020, we believed our company performance was on track to meet or exceed several of the company-wide performance measures underlying our performance-based incentive plans. However, the swift emergence of the pandemic disrupted nearly every thread of society and the apparel and accessories industry was among the industries most severely impacted by COVID-19. Public and private sector policies and initiatives implemented to reduce the transmission of COVID-19, such as mandatory lock-downs, retail store and plant closures, imposition of travel restrictions, social distancing, and the switch to remote working, significantly disrupted our and our customers’ and suppliers’ operations. Accordingly, we faced, and continue to face, challenges associated with operating our manufacturing facilities, sourcing our materials, and operating our retail outlets. Furthermore, the global macroeconomic uncertainty caused by the pandemic challenged, and continues to challenge, consumer spending.

Despite the extraordinary challenges presented by the pandemic, Kontoor accomplished the following achievements in fiscal 2020:

•

Focus on Employee Engagement and Wellness: We enhanced safety and protection measures for our essential workers, including global cleaning and social distancing protocols. Where possible, employees are working remotely to help maintain their health and safety as well as business continuity. We are proud of the resilience and perseverance our employees have demonstrated through this challenging time and our priority remains their health and safety.

•	Delivered Shareholder Value: Despite the impact of the pandemic, we reinstated payment of a dividend in the fourth quarter of 2020, returning $22.8 million to our shareholders in December 2020.

•

Strategic Actions: We continued to build out our direct-to-consumer and online retail presence, accelerating the implementation of our new digital platform to secure an improved customer online experience and position us for accelerated growth. As a result, we improved our gross margins through growth in accretive channels such as digital.

•

Launched Inclusion and Diversity Strategy and Published First Sustainability Report: We launched our Inclusion and Diversity Strategy in August 2020, with clearly stated objectives to increase diverse representation across our global workforce, particularly in senior level positions, and established our Global & Regional Inclusion and Diversity Council. We published our first sustainability report in September 2020, underscoring our commitment to drive positive changes with our products, on the planet and in our communities.

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Executive Compensation

•

Contribution to the Fight Against the COVID-19 Pandemic: We engaged with our wider communities by producing critical personal protective equipment, including patient gowns and disposable isolation gowns for clinicians, and donated the PPE to hospitals facing an influx of COVID-19 patients. In addition, we provided assistance to local communities by making monetary donations to local food banks.

•

Finished 2020 in a Strong Financial Position: Strong EPS and operating cash flow performance allowed the pay down of Company debt and liquidity improvement, resulting in our lowest net debt level and highest liquidity level since the Spin-Off.

Fiscal 2020 Key Financial, Operational and Strategic Highlights:

•

Full year EPS was $1.17 on a reported basis, and adjusted EPS was $2.61 (adjusted EPS is our reported earnings per share for the year ended January 2, 2021 adjusted for restructuring and separation costs)

•	Full year gross margin increased 180 basis points to 41.2 percent on a reported basis compared to the prior year

•	Based on improving fundamentals, we announced the early termination of the covenant relief period in our amended credit facility

Impact of COVID-19 on Key Fiscal 2020 Compensation Decisions—Following the completion of the Spin-Off, our Talent and Compensation Committee (also referred to as the “Committee”) designed our executive compensation program to support strategic growth plans and long-term commitments to our shareholders. After reviewing the function and results of the new executive compensation program for fiscal 2019, the Committee determined that the program generally fit the needs of the Company and did not implement any significant changes to its structure for fiscal 2020.

Starting with Asia in early 2020, as the cascading effect of COVID-19 across our global operations intensified with each passing month, the Committee held regular and special meetings to review and discuss the pandemic’s impact on our 2020 annual incentive plan that covers executives and more than 11,500 employees, the effect of 2020 performance goals on multiple tranches of in-cycle long-term performance awards, and the continuing impact on our compensation program for 2021.

The following is a summary of the impact of COVID-19 on key fiscal 2020 compensation decisions:

•

Base Salary Reductions. Our CEO and other members of our executive leadership team acted swiftly to help the Company conserve cash and took the largest salary reductions in the Company. Our CEO voluntarily agreed to a 30% reduction of his base salary and our other NEOs agreed to a 15% reduction of their base salary, during the April—July 2020 period.

•

Adjustment to Fiscal 2020 Performance Goals. The fiscal 2020 financial goals for our annual incentive plan and our long-term performance-based incentive program were originally set in March 2020 before the pandemic began to significantly impact the global economy and our operations. By the second quarter of fiscal 2020, as the trajectory of the pandemic worsened and country lock-downs persisted, it became clear that the pre-pandemic goals were unlikely to be achieved.

However, rather than overriding the selected metrics and financial goals in their entirety, and based on rigorous analysis, with input from its independent compensation consultant, the Committee decided to maintain the core metrics in both the annual and long-term incentive programs but recalibrate the threshold-to-maximum performance curve in order to mitigate the disruption resulting from the pandemic, aligning our shareholders’ interests through strong pay for performance.

First, the Committee assessed the Company’s relative performance compared to its peer group with regard to the metrics applicable to the Company’s incentive programs through the first three quarters of 2020 and determined that:

•	Kontoor significantly outperformed its peer group with respect to relative total shareholder return;

•	Kontoor significantly outperformed its peer group with respect to adjusted profit before taxes;

•	Kontoor significantly outperformed its peer group with respect to operating cash flow;

•	Kontoor significantly outperformed its peer group with respect to earnings per share;

•	Kontoor outperformed its peer group with respect to gross margin; and

•	Kontoor performed on par with its peer group with respect to revenue.

Recognizing the Company’s very strong relative performance to its peers, the Committee then utilized the average performance of the peer set with regard to the Company’s performance metrics to inform the recalibrated performance curve. Accordingly, for

Executive Compensation

the full year 2020, the incentive payouts were based on the Company’s relative performance to its peers, within the performance metrics of the Company’s incentive programs. Furthermore, to align the Company’s incentive programs with the interests of its stakeholders, the Committee capped the potential payout under the annual incentive plan at 100% of target and capped the potential payout under the long-term program at 75% of target for the 2020 performance year.

The Committee viewed the adjustment to the fiscal 2020 performance goals as consistent with its performance-based compensation philosophy, taking into consideration (i) Kontoor’s very strong relative performance to peers with respect to total shareholder return, profit before taxes, cash flow, earnings per share, and gross margin over the first three quarters of 2020, (ii) Kontoor’s strong performance prior to the pandemic, (iii) the strong leadership demonstrated by Kontoor’s executive leadership team and resilience and agility demonstrated by Kontoor’s employees under challenging conditions, and (iv) Kontoor’s projected financial performance results against the original performance goals. The Committee believes these decisions, including the capped payouts under the AIP and MTIP for 2020 at 100% of target and 75% of target, respectively, were made in the best interests of our shareholders, as they compensate our executives and employees appropriately for their leadership and performance in 2020 and promote alignment of our executives’ focus with our core strategic priorities that we believe will generate long-term shareholder value.

•

Fiscal 2020 Performance Achievement. Based on our performance relative to the recalibrated performance goals, we achieved 100% payout under the annual incentive plan and 106% payout for the 2020 component of the outstanding PRSUs. The Committee reduced the fiscal 2020 payout of PRSUs to 75% of target, in consideration of the recalibrated goals, as described above.

Our Compensation Philosophy—Kontoor’s Executive Compensation Program (or the “Program”) is designed to:

•	Enable Kontoor to attract and retain talented executives

•

Align our executives’ interests with those of shareholders by paying for performance and providing a high percentage of our executives’ total direct compensation in pay that is at-risk and in the form of long-term equity-based compensation

The Committee is committed to ensuring that the Program is oriented toward pay-for-performance and designed to achieve the objectives of our compensation philosophy for our NEOs through the grant of short- and long-term incentive awards that align with Kontoor’s five primary priorities:

•	Scaling our advantage in the core denim business

•	Accelerating our positions in high-value segments, channels and geographies

•	Building advantaged positions to reach new consumers

•	Driving an unwavering focus on margin expansion and improving capital efficiency

•	Sustaining high levels of engagement by a performance-driven team

Our NEOs’ 2020 compensation is comprised of base salary, annual cash incentive compensation and long-term equity incentive compensation, with long-term equity compensation in the form of Kontoor performance-based and time-based restricted stock unit awards.

Balance of Base Salary and At-Risk Pay for Performance Components—Kontoor’s philosophy is that a significant portion of each executive’s total direct compensation should be at-risk, meaning subject to fluctuation based on Kontoor’s financial and stock price performance. The at-risk components of total compensation targets are annual cash incentives and long-term equity compensation. The at-risk portion of target total compensation is greater for higher level positions, reflecting greater accountability for performance results. For our NEOs, 60% of our long-term incentive equity awards are at-risk and subject to financial performance objectives linked to our strategic priorities and shareholder returns. Our 2020 executive compensation program design is aligned with the Company’s pay-for-performance philosophy.

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Executive Compensation

CEO	OTHER NEOS

We compensate our executives through programs that substantially link compensation to Kontoor Brands’ performance, with a view to striking an appropriate balance between the long-term and annual performance of Kontoor, and between Kontoor’s financial performance and shareholder returns.

Our Governance Practices—Our executive compensation practices promote good governance and mitigate excessive risk-taking. Below we highlight key compensation practices that we have implemented in our Program, to promote the interests of shareholders, and responsible compensation and governance practices:

WHAT WE DO

Hold an annual “Say-on-Pay” advisory vote for shareholders

Alignment of executive compensation with shareholder returns through equity ownership and equity-based awards

“Double trigger” required for severance and accelerated vesting of equity awards pursuant to change-in-control agreements with our executive leadership team
Pay-for-performance emphasis with a balance of short- and long-term incentives, using an array of key performance metrics, with a strong emphasis on financial performance

Significant stock ownership guidelines for executives

Clawback provisions for cash and equity performance- based compensation

Independent compensation consultant to the Committee

WHAT WE DO NOT DO

No excise tax gross-up payments for executives

No hedging or pledging of Kontoor common stock by executives

No guaranteed salary increases or bonuses
No repricing of stock options and stock appreciation rights without shareholder approval or back dating

No employment agreements for executive officers

No liberal share recycling under the 2019 Stock Compensation Plan (the “Stock Plan”)

Executive Compensation

Say-on-Pay—In 2020, we provided our shareholders with their first advisory, non-binding vote on our executive compensation program as an independent public company (a “Say-on-Pay” vote). At our 2020 annual meeting of shareholders, shareholders owning more than 97% of our stock voted for our Say-on-Pay proposal. After considering our 2020 Say-on-Pay voting results and the advice from our compensation consultant, the Committee determined that it was appropriate to maintain the core design of our Program from 2020 and, therefore, did not make any material changes to the design of the Program in response to the 2020 Say-on-Pay voting results. The Committee expects to consider future annual Say-on-Pay votes and investor feedback when making decisions relating to our executive compensation program, policies and practices.

In addition, at our 2020 annual meeting, our shareholders voted, on an advisory basis, to include a Say-on-Pay proposal in our proxy materials on an annual basis. In accordance with the advisory vote, we determined that we will include a Say-on-Pay proposal in our proxy materials for each annual meeting of shareholders until the next advisory vote on the frequency of future Say-on-Pay votes, which will occur no later than our 2026 annual meeting of shareholders.

Compensation Program

Compensation Philosophy and Objectives

The fundamental philosophy of our Program is to pay for performance, through the alignment of our executives’ pay with the achievement of our short- and long-term business strategies. The Program incorporates the following objectives:

•	Motivate executives to accomplish Kontoor’s short-term and long-term business objectives;

•	Provide annual incentives to executives based on corporate, business group and/or individual performance;

•	Provide executives with long-term equity-based compensation that aligns the interests of shareholders and executives;

•	Retain our executive talent; and

•	Offer executives total compensation competitive with other companies with which Kontoor may compete for talent, with a focus on globally-oriented apparel and accessory companies.

Our Program is designed to balance fixed and performance-based compensation components and incentivize responsible achievement of multiple operating goals over one- and multi-year periods. For the purpose of valuing total direct compensation, the performance-based elements are valued at their grant date at target levels. Such awards also provide for above- and below- target payout levels and thereby directly motivate executives to achieve Kontoor’s business goals, reward them for achieving and exceeding these goals and reduce compensation below target levels if goals are not achieved.

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Executive Compensation

Following are the Elements of our Program:

Type	Component	Element	Terms	Objective	Vesting Period

Fixed Compensation	Annual Base Salary	Cash	• Fixed pay reflective of an executive’s role, responsibilities and individual performance • Reviewed annually	• Competitively compensate executives for their level of responsibility, skills, experience and sustained individual contribution	N/A

Performance- Based Compensation	Annual Incentive Award	Cash	• Variable, performance-based cash compensation earned based on achieving pre-established annual goals • Annual payouts range from 0% to 200% of the targeted incentive opportunity	• Link compensation to annual operating and strategic performance objectives	One Year
	Long-Term Equity Incentive Awards	Performance- Based Restricted Stock Units (“PRSUs”)

•  For 2020, variable, performance-based equity compensation earned based on achieving pre-established financial goals over a three-year performance cycle comprised of three consecutive one-year performance periods (subject to adjustment based on fiscal 2020-22 relative TSR)

•  Payouts range from 0% to 200% of the targeted incentive opportunity (±25% of target award tied to relative TSR)

•  Dividend equivalent units accumulate during the vesting period, but remain subject to attainment of performance goals

•  Paid in shares of Kontoor common stock upon vesting

•  Link compensation to annual operating performance objectives

•  Link rewards to long- term operating performance

•  Link rewards to shareholder value creation through stock price growth

•  Aid in retention

Three Years

Time-Based Compensation	Long-Term Equity Incentive Awards	Restricted Stock Units (“RSUs”)	• Dividend equivalent units accumulate during the vesting period, but are not paid unless the underlying RSUs vest • Paid in shares of Kontoor common stock upon vesting	• Link rewards to shareholder value creation through stock price growth • Aid in retention	Three Years (ratable vesting)

In establishing the elements of executive compensation, the Committee, in consultation with its independent consultant, assesses whether the Program’s terms promote unnecessary risk-taking. In performing this assessment, the Committee reviews such compensation design elements as pay mix, performance metrics, performance goals and payout curves, payment timing and adjustments, equity incentives, stock ownership requirements, clawbacks and Kontoor’s trading policies. The Committee’s independent consultant considered risk and the potential for unintended consequences associated with incentive design as part of its ongoing work with the Committee. After performing this analysis, the Committee has concluded that the Program does not promote excessive or unnecessary risk-taking.

Executive Compensation

Compensation Decision-Making Process—Roles and Responsibilities

The Talent and Compensation Committee

Kontoor’s Talent and Compensation Committee, composed entirely of independent directors, reviews all components of the Program periodically to confirm that they are necessary and appropriate to promote Kontoor’s strategic objectives while considering the competitive marketplace for executive talent. In addition, pertaining to their compensation related roles and responsibilities, the Committee:

•  Reviews and approves Kontoor’s goals and objectives relevant to the President and Chief Executive Officer’s compensation, evaluates his performance and sets his compensation levels

•  Annually reviews the performance evaluations of the other NEOs

•  Reviews and approves the compensation packages for the other NEOs

•  Approves base salary adjustments to the extent they are warranted by changes in market pay data, the executive’s performance and other considerations

•  Approves annual and long-term incentive award payouts based on performance achieved relative to the pre-established performance targets

•  Evaluates and approves executive officer compensation to ensure that a significant portion is performance-based, while creating incentives for above-target performance and consequences for below-target performance

•  Annually reviews aggregate long-term incentive practices, including share usage, potential dilution and total cost of long-term incentive program

•  Reviews and establishes the peer group companies used as a reference to compare Company performance and executive officer compensation

•  Continually monitors external compensation practices that meet high governance standards and considers their implementation as appropriate. Receives regular reports on such practices from its independent compensation consultant. Considers, as appropriate, available analysis of the Program by the leading proxy voting advisory firms. Receives feedback from Kontoor shareholders through Kontoor’s investor relations department

•  Confirms that total compensation paid to each executive officer is appropriate based on comparing the Company’s financial performance relative to the peer group as measured by financial metrics including operating performance

•  Considers the results of the vote by Kontoor shareholders on the advisory “Say-on-Pay” proposal in connection with the discharge of its responsibilities

•  Reviews and approves executive compensation policies, such as clawback policies and share ownership requirements

•  Performs a total compensation review to understand the elements of the executives’ compensation

•  Reviews all components of Kontoor’s top executives’ compensation including current cash compensation (base salary and annual cash incentive awards) and assumed value of long- term equity incentive compensation (performance-based RSUs and service-based RSUs)

•  Reviews the dollar value to the executive and the cost to Kontoor of all perquisites and other benefits granted to the NEOs. Reviews aggregate balances under Kontoor’s deferred compensation plans. Considers projected payout levels under several termination-of-employment scenarios

•  Annually performs or reviews a compensation risk evaluation

The Independent Committee Consultant

The Committee retained Frederic W. Cook & Co., Inc. (“FW Cook”), as its independent compensation consultant to assist the Committee in accomplishing its objectives for 2020. FW Cook is independent of Kontoor, having no relationship with Kontoor other than providing advisory services to the Committee. In reviewing FW Cook’s independence, the Committee has considered the six factor test prescribed under NYSE rules. The Committee has sole authority to retain or terminate the service of its compensation consultant and to establish the fees to be paid to the consultant. FW Cook’s responsibilities include:

•  At the Committee’s instruction, independently prepare an analysis of compensation data relating to the named executive officers and other Section 16 officers as well as benchmarking on non-employee director compensation

•  At the Committee’s request, a representative of FW Cook attended a majority of the meetings and executive sessions of the Committee in 2020

•  Advises the Committee on current executive compensation practices that meet high governance standards, as well as current market trends, regulatory issues and developments related to executive compensation and director compensation

•  Periodically reviews the industry group of publicly traded apparel/ accessory companies whose compensation data is used by the Committee in its process of establishing compensation levels (collectively, the “Industry Group”)

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Executive Compensation

Kontoor Management
As requested by the Committee, management is responsible for preparing information for each Committee meeting and providing FW Cook with information to facilitate its role in advising the Committee.

•  The Executive Vice President and Chief Human Resources Officer, the General Counsel and the President and Chief Executive Officer generally attend Committee meetings, except the executive sessions that are held as part of each meeting

•  The Executive Vice President and Chief Human Resources Officer, the General Counsel and the President and Chief Executive Officer work with the Committee Chair to prepare the agenda for each meeting

•  The President and Chief Executive Officer makes recommendations to the Committee regarding compensation for NEOs (other than himself)

•  The President and Chief Executive Officer provides the Committee with information regarding his achievement of objectives and other leadership accomplishments

•  Management provides information on Kontoor’s strategic objectives to the Committee and makes recommendations to the Committee regarding business performance targets and objectives for all senior executives including the President and Chief Executive Officer

•  In consultation with FW Cook, management recommends for the Committee’s consideration the Industry Group whose compensation data is used by the Committee to establish market pay levels for Kontoor executives

Competitive Compensation Targets and the Role of the Industry Group

In 2020, FW Cook and management each independently analyzed peer data as well as broader market data applicable to the talent pool from which the Company draws (the “Comparison Data”) in proposing compensation targets for 2020.

In establishing a peer Industry Group to review in July 2019 following the Spin-Off, the Committee primarily identified companies that are of comparable size (based on revenue and market capitalization), and met a majority of several criteria, such as

•	having similar products and/or customers,

•	having strong brands that are respected and well-known,

•	having wholesale operations and domestic U.S. sales and

•	is a frequent peer of peers being listed as a compensation peer in at least three other current peer companies.

In July 2019, the Committee approved the following Industry Group constituent companies:

Capri Holdings Limited (f/k/a Michael Kors Holdings Limited)	Carter’s, Inc.	Columbia Sportswear Company

Deckers Outdoor Corporation	Express, Inc.	G-III Apparel Group, Ltd.

Gildan Activewear Inc.	Guess?, Inc.	Hanesbrands Inc.

Levi Strauss & Co.	Oxford Industries, Inc.	Ralph Lauren Corporation

Steven Madden, Ltd.	Tapestry, Inc.	Under Armour, Inc.

Wolverine World Wide, Inc.

Our revenues rank between the 25th percentile and 50th percentile and our market capitalization ranks near the 25th percentile of the Industry Group companies. In 2020, the Committee reviewed the composition of the Industry Group and, based on the recommendation from FW Cook, approved the Industry Group with no changes to the constituent companies that made up our Industry Group for 2019.

For 2020, compensation was established for each NEO taking into consideration the Comparison Data, the scope of the executive’s duties, the executive’s experience in his or her role and the executive’s individual performance relative to his or her peers. The Committee also evaluated the relative compensation levels among Kontoor’s senior executives as compared to the market pay levels of companies in the Industry Group. The Committee seeks to set total target director compensation, and balance the elements of total direct compensation (base salary, target annual cash incentive awards and target annual long-term equity incentive award values), for senior executives at levels competitive with compensation paid to executives in comparable positions at Industry Group peers.

Benefits in 2020 were set at levels intended to be competitive within the Industry Group but were not included in the Committee’s evaluation of total direct compensation.

Executive Compensation

Components of Total Direct Compensation

The components of the target total direct compensation opportunity set by the Committee annually for each executive are short-term cash compensation (annual base salary and target annual cash incentive award) and long-term equity incentive compensation (RSUs and PRSUs under the Stock Plan). The portions of FY2020 target total direct compensation for each of the compensation elements for the NEOs were as follows:

Executive	Base Salary	Annual Cash Incentive Award	Long-Term Equity Incentive Awards	At-Risk Portion*	Performance-Based Portion

Mr. Baxter	18%	23%	59%	82%	58%

Mr. Welton	32%	24%	44%	68%	50%

Mr. Waldron	31%	23%	46%	69%	51%

Mr. Waldeck	31%	23%	46%	69%	51%

Ms. Krueger	40%	26%	34%	60%	46%

*	“At-Risk Portion” includes Annual Cash Incentive Award and Long-Term Equity Incentive Awards.

Base Salary

Base salary is designed to compensate executives for their level of responsibility, skills, experience and sustained individual contribution. Base salary is generally intended to be competitive as compared to salary levels for equivalent executive positions at companies in the Industry Group. The Committee believes that a competitive base salary provides the foundation for the total compensation package required to attract, retain and motivate executives in alignment with Kontoor’s business strategies.

The Committee annually reviews individual salaries for the NEOs and intends to conduct a review at the time of a promotion or other change in responsibilities. Each NEO is evaluated annually based on several components: key job responsibilities, key accomplishments, performance trends and annual goals and objectives. The resulting performance evaluations are presented to the Committee and used in assessing salary and the other components of total compensation for each NEO.

Fiscal 2019 base salaries of the NEOs were set by the Board of Directors effective as of the Spin-Off on May 22, 2019. Following the Spin-Off, the Committee requested a competitive market assessment of Kontoor’s senior executive officer compensation levels from the Committee’s independent compensation consultant to assist with compensation planning for fiscal 2020. The benchmarking data indicated that NEO base salaries were below the 25th percentile of our peer group, and near the 25th percentile of a broader general industry survey group. Accordingly, the Committee set fiscal 2020 base salaries for the NEOs based on (i) review of the competitive market salary range for the individual’s position, as described above, (ii) assessment of the individual’s experience, skill set and performance, (iii) Kontoor’s overall merit increase budget for salaries and (iv) recognition of substantial increases in the executive’s responsibilities. The base salary increases more closely align our executives with similar executives at Kontoor peer companies.

Executive	FY2019 Base Salary	FY2020 Base Salary	Percentage Increase

Mr. Baxter	$875,000	$1,000,000	15%

Mr. Welton	$500,000	$550,000	10%

Mr. Waldron	$460,000	$505,000	10%

Mr. Waldeck	$440,000	$505,000	15%

Ms. Krueger	$475,000	$485,000	3%

On account of the COVID-19 pandemic, our CEO voluntarily agreed to a temporary 30 percent reduction of his base salary and our other NEOs agreed to a temporary 15 percent reduction of their base salary beginning in April 2020, which reduction ended in July 2020.

Annual Cash Incentives

Kontoor has an annual cash incentive program (the “AIP”). All Kontoor employees are eligible to participate in the AIP, unless they participate in a sales incentive plan. The AIP focuses employee attention on Kontoor’s annual performance as measured by pre-established goals. The incentives are designed to motivate Kontoor’s employees by providing payments for achieving and exceeding goals related to Kontoor’s annual business plan and strategic priorities. AIP bonuses for the NEOs are paid according to the terms of Kontoor Brands Management Incentive Compensation Plan (“MIC Plan”).

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Executive Compensation

Under the AIP, annual performance goals are set by the Committee. While it is the policy of the Committee to provide opportunities for annual incentive compensation for achievement of pre-established performance goals based primarily on financial measures, the Committee also retains discretion to pay bonuses apart from the AIP and the MIC Plan, reflecting its subjective assessment of the value of accomplishments of Kontoor’s executive officers which, in the Committee’s view, cannot always be anticipated in advance or reflected in such pre-established goals.

The Committee sets the targeted annual incentive opportunities under the AIP for executives after considering external compensation data, the recommendations of the President and Chief Executive Officer (other than with respect to his compensation) and FW Cook analysis. The Committee also makes a general assessment as to the relative amounts of annual incentives for the NEOs to make sure they are, in the Committee’s judgment, fair and reasonable.

Our Performance Goals—The structure of the AIP seeks to align Kontoor’s strategic growth plans and focus on the most impactful drivers of annual shareholder return. The Committee believes the following key drivers of total shareholder return should be the foundation for annual bonus payouts for the NEOs:

Objective	Rationale
GAAP Revenue	Key measure of top line growth that indicates sustainability of the company over the long term and its ability to generate profits.
Gross Margin	Used to measure company efficiency and brand strength.
Profit Before Taxes*	Profit measure that can be compared year-to-year at the business level.

*	Profit before taxes is our reported income before taxes for the year ended January 2, 2021 adjusted for restructuring and separation costs and other non-recurring expenses.

The Company believes these three metrics are the most important performance outcomes to create shareholder value, while securing our future as a global leader in lifestyle apparel. In addition, these metrics align with those used by companies in our peer group to motivate management. For 2020, we included a revenue component to emphasize the importance of revenue growth as Kontoor moves beyond the Spin-Off. We removed operating cash flow as a metric from our annual incentive plan, but maintain it in our long-term incentive plan, thereby removing duplication of the performance metric while maintaining cash flow as a key measure tracked by our shareholders as a measure of the Company’s long-term financial strength.

The performance goals for 2020 were set in line with Kontoor’s strategy to deliver consistent, profitable growth that provides sustainable, long term returns for Kontoor’s shareholders while considering the impact of external factors on short term performance. The goals reflected a number of factors, including Kontoor’s strategic growth plan and value creation model and long-term commitments to our shareholders. Because the AIP performance goals were established in March 2020 before the COVID-19 pandemic began to significantly impact the global economy and the Company’s operations, neither the original performance goals nor the pre-determined adjustment categories, specifically contemplated the long-term impact of a global pandemic.

As described in more detail under “Executive Summary—Impact of COVID-19 on Key Fiscal 2020 Compensation Decisions” beginning on page 25, the Committee determined that the original performance goals were rendered obsolete due to circumstances outside of Kontoor’s control. Informed by Kontoor’s very strong relative performance to peers through the first three quarters of 2020, the Committee recalibrated the performance goals to mitigate the unforeseeable business disruption caused by the pandemic and capped the fiscal 2020 payout under the AIP at 100% of target in consideration of the modified goals. The modifications to the performance goals were within the Committee’s authority under the terms of the MIC Plan.

Executive Compensation

Details of the original and modified performance goals are shown below.

Original Fiscal Year 2020 Kontoor AIP Performance Goals

		Performance Levels

Performance Metric	Metric Weighting	Threshold (50%)	Target (100%)	Maximum (200%)

GAAP Revenue	20%	$2,310,000,000	$2,565,000,000	$2,820,000,000
Gross Margin	40%	40.8%	41.1%	42.9%
Profit Before Taxes	40%	$245,000,000	$272,000,000	$295,000,000

Modified Fiscal Year 2020 Kontoor AIP Performance Targets

		Performance Levels

Performance Metric	Metric Weighting	Threshold (50%)	Target (100%)	Maximum (200%)

GAAP Revenue	20%	$1,770,000,000	$2,300,000,000	$2,820,000,000
Gross Margin	40%	37.2%	41.0%	42.9%
Profit Before Taxes	40%	$55,000,000	$166,000,000	$295,000,000

(1)	Performance achievement is interpolated between levels.

(2)

When assessing AIP performance, the Committee may adjust for (i) the effects of impairment charges, restructuring charges, unplanned impact of trade tariffs, other extraordinary items, regulatory changes, non-recurring items and required changes in accounting policies, and (ii) differences between actual foreign exchange rates and the foreign exchange rates used in Kontoor’s 2020 financial plan.

The Kontoor performance goals are measured at threshold, target and maximum amounts. The target award amounts, which are based on fiscal 2020 base salary without giving effect to the April – July 2020 salary reductions, are set forth in the Grants of Plan-Based Awards table on page 43.

For fiscal 2020, the Company’s GAAP revenue, gross margin and profit before taxes were $2.10 billion, 41.2% and $176 million, respectively. After reviewing the Company’s performance against the recalibrated performance goals, the Committee determined payout for fiscal 2020 performance at 100%. Under the original fiscal 2020 performance goals, the payout would have been 43% of the AIP target award.

The payments made to the NEOs under the AIP are set forth in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table on page 41.

In the future, the Committee may set targets related to not only Company financial performance but also Company non-financial performance goals, as well as individual, regional, business unit and similar performance goals.

Performance-Based Restricted Stock Units (60% of Annual LTI Awards)

Under the Kontoor Brands Mid-Term Incentive Plan (“MTIP”), executives are awarded performance-based RSUs (“PRSUs”) that are settled under the Stock Plan. The PRSUs give recipients the opportunity to earn shares of Kontoor common stock for performance achieved over a multi-year performance cycle. PRSUs provide long-term incentive compensation for executives with the objectives of providing a focus on long-term value and increasing stock ownership. PRSUs are designed to align the interests of Kontoor executives with those of shareholders by encouraging the executives to enhance the value of Kontoor common stock. In addition, the multi-year performance cycle is designed to create an incentive for individual executives to remain with Kontoor.

Recipients may earn from 0% to 200% of the target number of PRSUs granted. The Committee will determine the number of PRSUs earned at the end of the three-year performance cycle and may impose a modifier, such as total shareholder return, in determining performance achievement. The PRSUs cliff vest three years from the grant date, to the extent earned. Dividend equivalents are paid on the shares actually paid out under the MTIP (no dividend equivalents are paid on any portion of the PRSUs not earned). At the payout date, the cash value of dividend equivalents is converted into additional shares.

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Our Performance Goals—The structure of the MTIP seeks to align Kontoor’s strategic growth plans and focus on the most impactful drivers of long-term shareholder return. The Committee believes the following key drivers of long-term shareholder return should be the foundation for PRSUs for the NEOs:

Objective	Rationale
Operating Cash flow

Indicates the financial strength of the company, supports the company’s Horizon 1 initiative and allows it to return earnings to shareholders through dividends and pursue opportunities that enhance shareholder value.

Adjusted EPS*	Used to measure company efficiency.

*	Adjusted earnings per share is our reported earnings per share for the year ended January 2, 2021 adjusted for restructuring and separation costs.

Cash flow and adjusted earnings per share were selected as measures for our long-term performance program due to the Committee’s desire to focus management on two of the performance drivers it viewed as most critical to our long-term success. We added adjusted earnings per share as a metric in an effort to focus our executive leadership team on a key driver of long-term shareholder value, as Kontoor moves beyond the Spin-Off. We removed gross profit as a metric from our long-term performance program, but maintain a related metric (profit before taxes) in our annual incentive plan, thereby removing duplication of the performance metric while maintaining profitability as a key measure tracked by our shareholders.

Due to the lack of historical performance data as a stand-alone company and the higher risk of goal obsolescence associated with the establishment of multi-year performance goals following the Spin-Off, the three-year performance cycle for the PRSUs granted in 2020 consists of three consecutive one-year performance periods, with payout based on the average of performance. A total shareholder return (“TSR”) modifier covering the three-year 2020-2022 Kontoor performance period also applies to the PRSUs granted in 2020. The TSR modifier enhances the long-term performance orientation of the award in light of the Company’s unique position in its first full year as a stand-alone company following the Spin-Off. As a result of the COVID-19 pandemic, and the challenge of establishing cumulative three-year performance goals based on unprecedented levels of business disruption and uncertainty, the Company anticipates the establishment of three consecutive one-year performance periods for the performance grants to be awarded in 2021. The Company intends to establish cumulative three-year performance goals for future performance grants issued in 2022, as soon as business and operations return to pre-pandemic levels.

For 2020, the Committee established the following first-year goals for the first year of the December 29, 2019 through December 31, 2022 performance cycle.

Original Fiscal Year 2020 Kontoor PRSU Performance Goals

Performance Goal	Weighting	Threshold Performance (50%)	Target Performance (100%)	Maximum Performance (200%)
Cash Flow	40%	$280,000,000	$360,000,000	$425,000,000
Adjusted EPS	60%	$3.30	$3.69	$3.95

(1)	Performance achievement is interpolated between levels.

(2)

When assessing MTIP performance, the Committee may adjust for (i) the effects of impairment charges, restructuring charges, unplanned impact of trade tariffs, other extraordinary items, regulatory changes, non-recurring items and required changes in accounting policies, and (ii) differences between actual foreign exchange rates and the foreign exchange rates used in Kontoor’s 2020 financial plan.

The fiscal 2020 PRSU performance goals were applicable to the following outstanding awards:

•	Year 1 of 3 of the fiscal 2020 PRSU award (December 29, 2019 through December 31, 2022 performance cycle);

•	Year 2 of 3 of the fiscal 2019 annual PRSU award (December 29, 2018 through January 1, 2021 performance cycle);

•	Year 2 of 3 of the PRSUs granted by Kontoor in 2019 in connection with the Spin-Off (the “Launch PRSUs”) (December 29, 2018 through January 1, 2021 performance cycle); and

•

Year 2 of 2 of the PRSUs issued by Kontoor to replace certain PRSUs granted by VF in 2018 (and 2019 in the case of Ms. Krueger) that were forfeited pursuant to the terms of the Spin-Off (the “Replacement PRSUs”).

Executive Compensation

As described in more detail under “Executive Summary—Impact of COVID-19 on Key Fiscal 2020 Compensation Decisions” beginning on page 25, the Committee determined that the original fiscal 2020 PRSU performance goals were unattainable due to circumstances outside of Kontoor’s control. In addition, the Committee considered the cascading effect of the 2020 goals on the outstanding PRSU awards, as well as the pandemic’s impact on the design of the Launch PRSUs, which were one-time awards intended to strengthen alignment between management and shareholders and focus our key talent on financial and shareholder commitments in our first years as an independent company. Informed by Kontoor’s very strong relative performance to peers through the first three quarters of 2020, the Committee recalibrated the 2020 performance goals to mitigate the unforeseeable business disruption caused by the pandemic and capped the 2020 payout for the PRSUs at 75% of target in consideration of the modified goals and maintain alignment with shareholder interests. The modifications to the performance goals were within the Committee’s authority under the terms of the MTIP.

As a result, the Committee approved the following modified goals for the first year of the December 29, 2019 through December 31, 2022 performance cycle.

Modified Fiscal Year 2020 Kontoor PRSU Performance Goals

Performance Goal	Weighting	Threshold Performance (50%)	Target Performance (100%)	Maximum Performance (200%)
Cash Flow	40%	$50,000,000	$256,000,000	$425,000,000
Adjusted EPS	60%	$1.15	$2.38	$3.95

(1)	Performance achievement is interpolated between levels.

(2)

When assessing MTIP performance, the Committee may adjust for (i) the effects of impairment charges, restructuring charges, unplanned impact of trade tariffs, other extraordinary items, regulatory changes, non-recurring items and required changes in accounting policies, and (ii) differences between actual foreign exchange rates and the foreign exchange rates used in Kontoor’s 2020 financial plan.

To determine the number of PRSUs earned, the performance goals achieved over the performance cycle, as determined by the Committee, will be averaged. The participant’s payout is calculated by multiplying the target number of PRSUs granted by the interpolated payout percentage (between 0% and 200% of the participant’s target award). A second component, a relative performance metric, applies to the PRSUs granted in 2020 and will be based on Kontoor’s TSR for the 2020-2022 three-year performance cycle, as compared to the TSR generated by the Russell 3000 Index companies during such 36-month period. At the end of the three-year performance period, the payout for each participant will:

(i)	be unaffected if Kontoor’s TSR is between the 75th and 25th percentile of TSR of the Russell 3000 Index companies over the period,

(ii)	increase in the amount of 25% of the participant’s target award if Kontoor’s TSR is greater than or equal to the 75th percentile of TSR of the Russell 3000 Index companies over the period, or

(iii)	decrease in the amount of 25% of the participant’s target award if Kontoor’s TSR is equal to or below the 25th percentile of TSR of the Russell 3000 Index companies over the period.

As a result of including this relative performance metric, actual payouts may range from 0% to 225% of the targeted award. An additional number of shares equal to the dollar value of the dividends that would have accrued (without compounding) will also be added to the shares subject to the payout, to the extent the award is earned.

The PRSU target award amounts established by Kontoor for the NEOs for the 2020-2022 performance period are set forth below:

Executive	FY 2020 – 2022 PRSUs Awarded ($)	FY 2020 – 2022 PRSUs Awarded (#)
Mr. Baxter	$986,731	63,619
Mr. Welton	$231,270	14,911
Mr. Waldron	$231,270	14,911
Mr. Waldeck	$231,270	14,911
Ms. Krueger	$123,351	7,953

As noted above, the adjustment to the 2020 performance goals resulted in the modification of multiple tranches of in-cycle long-term performance awards, including Year 1 of 3 of the annual 2020 PRSUs, Year 2 of 3 of the annual 2019 PRSUs and the Launch PRSUs and Year 2 of 2 of the Replacement PRSUs. Under SEC rules, the incremental fair value of these modified awards as of the modification date is required to be disclosed as compensation in the year the modification occurred, is

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Executive Compensation

not representative of a new award or an increase in the realizable value of the awards, and represents additional non-cash accounting charges resulting from the modification of the PRSUs. Thus, the Summary Compensation Table on page 41 shows larger stock award compensation values than contemplated by our Talent and Compensation Committee in March 2020 when it initially established the long-term equity compensation opportunities for our NEOs for 2020, comprised of annual 2020 PRSUs and time-based restricted stock units. Similarly, the Grants of Plan-Based Awards table on page 43 shows the incremental fair value of the modified PRSUs, as required to be disclosed under SEC rules, and do not represent an additional award or an increase in the realizable value of the awards.

Fiscal Year 2020 Performance-Based RSU Awards Earned

In 2019, Kontoor issued Replacement PRSUs under the MTIP to the NEOs to replace certain PRSUs granted by VF in 2018 (and 2019 in the case of Ms. Krueger) (the “2018 VF PRSUs”) that were forfeited pursuant to the terms of the Spin-Off. These Replacement PRSUs equitably replace 62% of the 2018 VF PRSUs, with the remaining 38% of the 2018 VF PRSUs (as adjusted pursuant to the terms of the Spin-Off) being settled by VF. The Replacement PRSUs consist of two consecutive one-year performance periods, ending December 26, 2020.

For fiscal 2020, the Company’s cash flow and adjusted EPS were $242 million and $2.61, respectively. After reviewing the Company’s performance against the recalibrated performance goals, the Committee determined payout for fiscal 2020 performance at 106%. The Committee reduced the fiscal 2020 MTIP payout to 75% of target. Therefore, the Committee determined that the level of achievement for the Replacement PRSUs was 87.5%, determined by averaging the achievement of the MTIP goals for fiscal 2019 (100%) and 2020 (75%).

No payout would have been earned under the original fiscal 2020 performance goals.

Restricted Stock Units (40% of Annual LTI Awards)

Executives are also awarded time-based restricted stock units (the “RSUs”) under the Stock Plan. The RSUs consist of awards of the right to receive stock as determined by the Committee at the end of a specified restricted period, subject generally to continued employment. Dividend equivalents shall be paid or credited on RSUs, but any such dividend equivalents shall be subject to the same risk of forfeiture, other restrictions and deferral of settlement, if applicable, as apply to the underlying RSUs. The RSUs vest ratably in annual installments over three years.

The 2020 RSU awards are set forth in the Grants of Plan-Based Awards table on page 43. The grant-date fair value of the RSU awards granted to NEOs in 2020 is reflected in the Stock Awards column of the Summary Compensation Table on page 41.

Retention and Special Awards

Retention equity awards may be made by the Committee from time to time to attract or retain key executives and are designed to promote long-term employment with Kontoor. Awards of restricted stock or restricted stock units for retention purposes under the Stock Plan are not part of regular annual compensation and are not treated as part of total direct compensation as discussed above. No special awards were granted to the NEOs in 2020.

Policy for the Recovery of Awards or Payments in the Event of Financial Restatement

The Committee has adopted a policy for the recovery of cash and equity incentive compensation from officers and certain other employees (these are generally referred to as “recoupment” or “clawback” policies). The policy provides that the Committee may require a covered employee to forfeit an equity-based incentive award or repay cash-based incentive compensation if Kontoor is required to prepare an accounting restatement as a result of the covered employee’s misconduct, if the covered employee engages in misconduct materially detrimental to Kontoor or if otherwise required by applicable laws, rules or regulations. The award agreements for performance-based restricted stock units, restricted stock units, restricted stock awards and options under the Stock Plan include provisions respecting such recovery, as does the MIC Plan.

Policy Regarding Hedging or Pledging of Kontoor Common Stock

The Committee has adopted a policy prohibiting Kontoor directors, executive officers named in this Proxy Statement and certain other executives from engaging in transactions in derivative securities (including puts, calls, collars, forward contracts, equity swaps, exchange funds and the like) relating to Kontoor securities, transactions “hedging” the risk of ownership of Kontoor

Executive Compensation

securities and short sales of Kontoor securities. In addition, these individuals are prohibited from holding Kontoor securities in margin accounts or pledging Kontoor securities as collateral for loans.

Retirement and Other Benefits

The Committee believes that retirement and other benefits are important components of competitive compensation packages necessary to attract and retain qualified senior executives. The Committee intends to review the amounts of such benefits periodically along with other compensation components. However, such benefits do not affect the decisions the Committee makes regarding other compensation components, which are generally structured to achieve Kontoor’s short-term and long-term financial objectives.

401k Plan

During 2020, our NEOs were permitted to participate in the Kontoor Brands 401(k) Savings Plan (the “401k Plan”). The 401k Plan is a broad-based tax-qualified defined contribution plan available to most U.S.-based employees of Kontoor. Prior to the Spin-Off, the executives were eligible to participate in the VF Corporation Retirement Savings Plan.

Pension Benefits

Kontoor does not maintain a defined benefit pension plan. However, prior to the Spin-Off, VF sponsored and maintained the VF Pension Plan (the “VF Pension Plan”), a tax-qualified defined benefit plan that covered most of VF’s U.S.-based employees who were employed by VF on or before December 31, 2004. The purpose of the VF Pension Plan is to provide retirement benefits for those employees who qualify for such benefits under the provisions of the VF Pension Plan. The VF Pension Plan was closed to new participants at the end of 2004. Effective December 31, 2018, the VF Pension Plan ceased to recognize any future service performance and any eligible compensation paid for purposes of calculating participant accrued benefits under the VF Pension Plan. As of January 2, 2021, Mr. Waldron was the only Kontoor NEO who participated in the VF Pension Plan, and none of the Company’s other NEOs has ever participated in the VF Pension Plan. As part of the Spin-Off, VF retained the assets and liabilities associated with the VF Pension Plan; Kontoor does not share any of the assets or liabilities of the VF Pension Plan. None of the NEOs continue to participate in the VF Pension Plan with respect to their service to Kontoor following the Spin-Off.

Supplemental Executive Retirement Plan

Kontoor has not adopted a defined benefit pension plan. However, prior to the Spin-Off, VF maintained a Supplemental Executive Retirement Plan (the “VF SERP”), which was an unfunded, nonqualified plan for eligible participants primarily designed to restore benefits lost under the VF Pension Plan due to the maximum legal limit of pension benefits imposed under the Employee Retirement Income Security Act of 1974 (“ERISA”) and the Code. The VF SERP was closed to new participants at the end of 2004. Effective December 31, 2018, the VF SERP ceased to recognize any future service performance and any eligible compensation paid for purposes of calculating participant accrued benefits under the VF SERP. As of January 2, 2021, Mr. Waldron was the only Kontoor NEO who participated in the VF SERP, and none of the Company’s other NEOs have ever participated in the VF SERP.

Nonqualified Deferred Compensation

Kontoor’s U.S.-based senior executives, including the NEOs, are permitted to defer compensation and receive a limited amount of matching credits under the Kontoor Brands Executive Deferred Savings Plan. Each Kontoor NEO participates in the Kontoor Brands Executive Deferred Savings Plan II, while only Mr. Waldron participates in the Kontoor Brands Executive Deferred Savings Plan. These plans enable executives to save for retirement on a tax-deferred basis. Nonqualified deferred compensation is discussed in further detail under the caption “2020 Nonqualified Deferred Compensation.”

Employee Benefits

Kontoor provides a number of benefit plans to all eligible employees, including the NEOs. These benefits include programs such as medical, dental, vision, life insurance and short- and long-term disability coverage and a merchandise discount on most Kontoor products. The NEOs are also eligible for financial counseling and an annual executive physical.

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Executive Compensation

Change-in-Control Agreements

Kontoor has entered into Change-in-Control Agreements (the “Agreements”) with certain Kontoor senior executives, including the NEOs, that provide the executives with certain severance benefits in the event their employment with Kontoor is terminated under certain circumstances, as defined in the Agreements, subsequent to a change in control of Kontoor (i.e., “double-trigger” terminations). The Agreements are designed to reinforce and encourage the continued attention and dedication of such executives to their assigned duties without distraction in the face of the potentially disturbing circumstances arising from the possibility of a change in control of Kontoor. Kontoor believes that change-in-control arrangements are an important component of a competitive compensation package necessary to attract and retain qualified senior executives. The Agreements are described and quantified below in the “Potential Payments Upon Change in Control, Retirement or Termination of Employment” section.

Under the terms of the Agreements, the executives would also be entitled to supplemental benefits, such as accelerated rights to exercise stock options, accelerated lapse of restrictions on restricted stock, restricted stock units and performance-based restricted stock units and continued life, medical and dental insurance for specified periods after termination. Upon a change in control of Kontoor, Kontoor also will pay all reasonable legal fees and related expenses incurred by the executive as a result of the termination of his or her employment or in obtaining or enforcing any right or benefit provided by the Agreements.

Preservation of Deductibility of Compensation

Section 162(m) of the Code generally limits the deductibility by Kontoor for Federal income tax purposes of annual compensation in excess of $1 million paid to certain executive officers (generally, Kontoor’s chief executive officer and other NEOs). In the case of taxable years commencing before January 1, 2018, the statute exempted qualifying performance-based compensation from the deduction limit if certain requirements were met. Additionally, an exemption exists for certain grandfathered compensation payable pursuant to a written binding contract that was in effect on November 2, 2017, that is not materially modified after that date and would have been deductible under Section 162(m) prior to its amendment in December 2017.

When designing the compensation structure, the Committee believes that it needs to consider all relevant factors that attract, retain and reward talent. The Committee has not adopted a policy requiring all compensation to be tax-deductible. Therefore, the Committee has the flexibility to award compensation that may not be tax-deductible. In addition, the Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with Kontoor’s business needs.

Executive Stock Ownership Guidelines

It is Kontoor’s policy to strongly encourage stock ownership by Kontoor senior management and directors. This policy closely aligns the interests of management with those of shareholders. Effective as of July 23, 2019, senior executives are subject to share ownership guidelines that require them to accumulate and then retain shares of Kontoor common stock having a market value ranging from one to six times annual base salary, depending upon the position. The Chief Executive Officer and the other named executive officers are required to accumulate Kontoor common stock having market values as follows:

Officer	Kontoor Common Stock Having a Market Value of
Chief Executive Officer	Six times annual base salary
Chief Financial Officer, General Counsel and Global Brand Presidents	Three times annual base salary

Once achieved, the ownership of the guideline amount should be maintained for as long as the executive is subject to the guideline. Future declines in stock price will not affect compliance with the policy so long as the number of shares held at the time the required ownership level was achieved does not change.

Credit will be given for direct holdings by the executive or his or her spouse or dependent child, joint holdings by the executive and his or her spouse and/or dependent child and the 401(k) plan. Additionally, credit will be given to shares held in individual brokerage accounts or other custodial accounts or in trust for the benefit of the executive or his or her spouse and/or dependent children. No credit will be given for shares subject to unexercised options or SARs (whether vested or unvested) or shares subject to restricted stock, restricted stock units or similar awards that have not vested or been earned. Until a senior executive has met

Executive Compensation

the targeted ownership level, he or she must retain shares equal to 50% of the after-exercise, after-tax value of all vested, earned or exercised equity awards settled in Kontoor common stock. Due to Kontoor’s recent inception and adoption of the ownership guidelines, as of January 2, 2021, all of the NEOs are in compliance with the retention requirements of the ownership guidelines and are making progress toward meeting their guideline ownership level targets for executive stock ownership.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and the Committee’s independent compensation consultant. Based on the foregoing review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and Kontoor’s Annual Report on Form 10-K for the fiscal year ended January 2, 2021.

Kathleen Barclay, Chair

Juliana L. Chugg

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Executive Compensation

Summary Compensation Table

The following table summarizes the compensation of our named executive officers in fiscal 2020, 2019 and 2018. The “named executive officers” are our Chief Executive Officer, our Chief Financial Officer, and our next three most highly compensated officers who were serving as officers as of January 2, 2021. Compensation in this table and in following tables includes amounts received from VF prior to and in connection with the Spin-Off. References to benefit plan amounts in this table and following tables include amounts under the corresponding VF benefit plans prior to the Spin-Off.

Name and Principal Position	Year(1)	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change In Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Scott H. Baxter President and Chief Executive Officer	2020 2019 2018	$917,308 825,481 743,270	$-0- -0- -0-	$3,554,346 4,618,836 1,182,849	$-0- -0- 753,608	$1,250,000 656,250 1,286,559	$-0- -0- -0-	$106,005 153,467 296,793	$5,827,659 6,254,034 4,263,079
Rustin Welton Executive Vice President and Chief Financial Officer	2020 2019 2018	527,885 450,092 370,379	-0- -0- 50,000	814,802 1,154,726 149,968	-0- -0- 95,461	413,000 243,750 281,171	-0- -0- -0-	38,035 36,037 36,261	1,793,722 1,884,605 983,240
Thomas E. Waldron Executive Vice President and Global Brand President—Wrangler	2020 2019 2018	484,885 444,989 417,999	-0- -0- 25,000	847,199 1,154,726 276,032	-0- -0- 175,842	379,000 262,500 299,410	-0- -0- 1,026,013	37,238 67,643 38,511	1,748,322 1,929,858 2,258,807
Christopher Waldeck Executive Vice President and Global Brand President—Lee	2020 2019 2018	480,693 423,931 395,551	-0- 39,944 110,000	830,006 1,154,726 209,030	-0- -0- 133,151	379,000 262,500 142,110	-0- -0- -0-	146,238 118,895 94,911	1,835,937 1,999,996 1,084,753
Laurel Krueger Executive Vice President, General Counsel and Corporate Secretary(8)	2020 2019	472,645 462,212	-0- 225,000	450,826 1,259,987	-0- 49,233	315,000 250,000	-0- -0-	40,560 96,164	1,279,031 2,342,597

1	Values provided in this table for 2018 include amounts paid by VF from December 31, 2017—March 31, 2018 and for VF’s fiscal year 2019 Q1—Q3 (April 1, 2018—December 29, 2018).

2	Values in this column represent discretionary and/or sign-on bonuses provided by VF in 2018 to Messrs. Welton, Waldron and Waldeck and in 2019 to Mr. Waldeck and Ms. Krueger.

3

The amounts shown in this column include the aggregate grant date fair value of the restricted stock unit awards computed in accordance with FASB ASC Topic 718. The valuation assumptions used are summarized in Note 16 to our audited financial statements included in our Annual Report on Form 10-K for the year ended January 2, 2021 (“Form 10-K”). Awards of PRSUs for the three-year performance cycle from December 29, 2019—December 31, 2022 (consisting of three consecutive one-year periods) were made to the named executive officers in April 2020 under the MTIP, based on financial performance goals. A relative total shareholder return modifier covering the 2020-2022 Kontoor performance cycle applies to the PRSUs granted in 2020, which may increase or decrease actual payouts under the awards by plus or minus 25%. As a result, actual payouts may range from 0 to 225% of the targeted award. The grant date fair value of PRSUs awarded in April 2020 is the sum of two separate valuations, the larger portion being the target payout based on the probable outcome of the financial performance goals and the remaining portion being the fair value of the award based on relative total shareholder return. To calculate this, we (i) multiply the closing price of Kontoor common stock on the date of the award ($15.51) by the target number of PRSUs to determine the portion of fair value based on financial performance goals, and (ii) use a Monte Carlo simulated fair value to determine the portion of fair value based on relative total shareholder return (for the awards granted in 2020, this amount was $0.00 per PRSU at target). Assuming achievement of the financial performance goals at the maximum level, the grant date fair value of the PRSU awards would have been as follows: Mr. Baxter, $1,973,461; Mr. Welton, $462,539; Mr. Waldron, $462,539; Mr. Waldeck, $462,539; and Ms. Krueger, $246,702 (these amounts include the relative total shareholder return portion of grant date fair value, but that portion of fair value is not based on an assumed probable level of performance so does not change when fair value is shown assuming maximum performance). Dividend equivalents are earned on these PRSUs subject to the same performance-based vesting requirements as apply to PRSUs. Also included in this column are dollar amounts equal to the aggregate grant date fair value of RSUs awarded to Messrs. Baxter, Welton, Waldron and Waldeck and Ms. Krueger for 2020, including, for Mr. Baxter, $657,826 (42,413 RSUs that vest ratably in 2021, 2022 and 2023); for Mr. Welton, $154,185 (9,941 RSUs that vest ratably in 2021, 2022 and 2023); for Mr. Waldron, $154,185 (9,941 RSUs that vest ratably in 2021, 2022 and 2023); for Mr. Waldeck, $154,185 (9,941 RSUs that vest ratably in 2021, 2022 and 2023); and for Ms. Krueger, $82,234 (5,302 RSUs that vest ratably in 2021, 2022 and 2023). Dividend equivalents accrue on these RSUs subject to the same vesting requirements as apply to the RSUs. Fair value for each RSU was the closing price of Kontoor common stock on the date of the award ($15.51).

As noted above in the CD&A, in December 2020 the Talent and Compensation Committee modified the performance goals for the fiscal 2020 tranche of the PRSUs, which include Year 1 of 3 of the 2020 PRSUs, Year 2 of 3 of the 2019 PRSUs and Launch PRSUs, and Year 2 of 2 of the Replacement PRSUs, and capped the fiscal 2020 payout for the PRSUs at 75% of target. Given the impact of the pandemic, we believe this modification will incentivize management to plan for a strong recovery and robust future and reinforce the retentive nature of the PRSUs. As a result of these adjustments, incremental fair values of the modified PRSUs are included in the Stock Awards column, and the Summary Compensation Table shows larger stock award compensation values than contemplated by our Talent and Compensation Committee in March 2020 when it initially established the long-term equity compensation opportunities for our NEOs for 2020, comprised of 2020 PRSUs and RSUs. This increase in compensation relates to additional non-cash accounting charges resulting from the modification of the fiscal 2020 tranche of the PRSUs, as required to be disclosed under SEC rules, and does not represent an additional award or an increase in the realizable value of the awards. The table below sets forth (a) the total stock award compensation amounts for 2020, excluding any modification charges, (b) the stock

Executive Compensation

award modification charges required by the applicable accounting and SEC rules and (c) the total stock award compensation amounts for 2020 as shown in the Summary Compensation Table:

Name	2020 Stock Awards (Without Stock Award Modification Charges) ($) (a)	Stock Award Modification Charges ($) (b)	Total Stock Awards as Shown in the Summary Compensation Table ((a) + (b))
Scott H. Baxter	$1,644,557	$1,909,789	$3,554,346
Rustin Welton	385,455	429,347	814,802
Thomas E. Waldron	385,455	461,744	847,199
Christopher Waldeck	385,455	444,551	830,006
Laurel Krueger	205,585	245,241	450,826

The incremental fair values of the modified awards were determined by (i) multiplying the closing price of Kontoor common stock on the date of the modification ($42.99) by the target number of PRSUs for the fiscal 2020 tranche, and (ii) reducing the amount by 25% to reflect the 75% payout cap. For a discussion of the performance goals applicable to the PRSU awards, as well as vesting, forfeiture and other terms applicable to the PRSU and RSU awards, see “Compensation Discussion and Analysis” on pages 34-37.

4

All amounts related to 2018 options are shown on a pre-Spin-Off basis and are subject to application of a conversion ratio of 2.425563. Options granted by VF in 2019 are shown on an as converted basis. Options to purchase shares of VF common stock were granted in 2018 and 2019 under VF’s 1996 Stock Compensation Plan (the “VF Stock Plan”). The terms of options are described in footnote 2 to the Outstanding Equity Awards at Fiscal Year End 2019 Table. The values of the option awards in this column are the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and were estimated using a lattice option-pricing model, which incorporates a range of assumptions for inputs between the grant date of the option and date of expiration. The valuation assumptions used and the resulting weighted average value of stock options are summarized in Note 16 to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 28, 2019 for the grant made during 2019 and in Note 13 to the audited combined financial statements filed in connection with our Form 10 (File No. 001-38854) for the grants made during 2018.

5

The amounts in this column for 2020 represent cash awards earned under the Kontoor Management Incentive Compensation Plan (the “MIC Plan”). The MIC Plan payments for 2020 will be made on or about March 2021. For 2019, cash awards earned under the MIC Plan, other than for Ms. Krueger, were pro-rated from the date of the Spin-Off, with that portion of the award related to the pre Spin-Off period reimbursed to Kontoor by VF and paid in accordance with the VF MIC Plan. The amounts in this column for 2018 represent cash awards earned under the VF MIC Plan, which were determined by the VF Talent and Compensation Committee for calendar year 2018 and paid in June 2019. The 2018 amounts were determined by the VF Talent and Compensation Committee based on VF’s stub period (December 31, 2017—March 31, 2018) and fiscal year 2019 first through third quarters (April 1, 2018—December 29, 2018).

6

Kontoor does not maintain a defined benefit pension or actuarial pension plan and therefore no amounts are reported in 2020 and 2019. However, VF sponsors and maintains the VF Pension Plan and VF Supplemental Executive Retirement Plan (the “VF SERP”), which Mr. Waldron participated in during his employment with VF. Mr. Waldron has outstanding benefits under the VF Pension Plan and VF SERP that are administered solely by VF. Messrs. Baxter, Welton and Waldeck and Ms. Krueger joined VF after the VF defined benefit plans were closed to new participants. The amounts reported in this column for 2018 represent the aggregate positive change in the actuarial present value of Mr. Waldron’s accumulated benefits the VF Pension Plan and VF SERP.

7

The amounts for 2020 include matching contributions under the Kontoor Executive Deferred Savings Plan II (the “EDSP II”) as follows: Mr. Baxter, $2,019; Mr. Welton, $1,154; Mr. Waldron, $1,062; Mr. Waldeck, $1,015; and Ms. Krueger, $1,096. This amount also includes $17,100 in matching contributions under the 401(k) Plan for each named executive officer. For Mr. Baxter, this amount also includes the following: (1) $4,204 for an annual physical (which includes a tax gross up thereon in the amount of $1,879); (2) $19,710 for financial planning services (which includes a tax gross up thereon in the amount of $8,810); and (3) $62,972 related to aircraft usage. For Mr. Welton, this amount also includes $19,781 for financial planning services (which includes a tax gross up thereon in the amount of $6,331). For Mr. Waldron, this amount also includes (1) $3,322 for an annual physical (which includes a tax gross up thereon in the amount of $987); (2) $15,504 for financial planning services (which includes a tax gross up thereon in the amount of $4,604); and (3) $250 for a company service award. For Mr. Waldeck, this amount includes the following: (1) $3,414 for an annual physical (which includes a tax gross up thereon in the amount of $1,014); (2) $15,504 for financial planning services (which includes a tax gross up thereon in the amount of $4,604); (3) $65,743 for relocation expenses (which includes a tax gross up thereon in the amount of $19,525); (4) $10,000 in home marketing assistance; and (5) $33,462 for a transitional allowance in connection with relocation. For Ms. Krueger, this amount includes: (1) $3,231 for an annual physical (which includes a tax gross up thereon in the amount of $960) and (2) $19,133 for financial planning services (which includes a tax gross up thereon in the amount of $5,683).

8	Ms. Krueger commenced employment with VF on January 9, 2019, as the Vice President and General Counsel of Kontoor Brands, Inc.

42

Executive Compensation

2020 Grants of Plan-Based Awards

Name	Grant Date(1)	Date of Committee Action	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Scott H. Baxter	3/13/2020	3/13/2020	$625,000	$1,250,000	$2,500,000
	4/1/2020	3/13/2020				31,810	63,619	143,143				$986,731(4)
	12/15/2020	12/15/2020				10,603	15,905					683,734(5)
	4/1/2020	3/13/2020							42,413			657,826(6)
	12/15/2020	12/15/2020				14,300	21,450					922,136(7)
	12/15/2020	12/15/2020				4,713	7,070					303,919(8)
Rustin Welton	3/13/2020	3/13/2020	206,500	413,000	826,000
	4/1/2020	3/13/2020				7,456	14,911	33,550				231,270(4)
	12/15/2020	12/15/2020				2,485	3,728					160,245(5)
	4/1/2020	3/13/2020							9,941			154,185(6)
	12/15/2020	12/15/2020				3,575	5,363					230,534(7)
	12/15/2020	12/15/2020				599	898					38,568(8)
Thomas E. Waldron	3/13/2020	3/13/2020	189,500	379,000	758,000
	4/1/2020	3/13/2020				7,456	14,911	33,550				231,270(4)
	12/15/2020	12/15/2020				2,485	3,728					160,245(5)
	4/1/2020	3/13/2020							9,941			154,185(6)
	12/15/2020	12/15/2020				3,575	5,363					230,534(7)
	12/15/2020	12/15/2020				1,101	1,651					70,965(8)
Christopher Waldeck	3/13/2020	3/13/2020	189,500	379,000	758,000
	4/1/2020	3/13/2020				7,456	14,911	33,550				231,270(4)
	12/15/2020	12/15/2020				2,485	3,728					160,245(5)
	4/1/2020	3/13/2020							9,941			154,185(6)
	12/15/2020	12/15/2020				3,575	5,363					230,534(7)
	12/15/2020	12/15/2020				834	1,251					53,772(8)
Laurel Krueger	3/13/2020	3/13/2020	157,500	315,000	630,000
	4/1/2020	3/13/2020				3,977	7,953	17,894				123,351(4)
	12/15/2020	12/15/2020				1,326	1,988					85,475(5)
	4/1/2020	3/13/2020							5,302			82,234(6)
	12/15/2020	12/15/2020				2,275	3,413					146,703(7)
	12/15/2020	12/15/2020				203	304					13,063(8)

1	All equity awards are granted under the Stock Plan.

2

The amounts in these columns represent the threshold, target and maximum annual incentive awards under the MIC Plan, as described above in the “Compensation Discussion and Analysis” on pages 32-34. Depending upon the level of achievement of each of the specified performance goals, annual cash awards could range from 0% to 200% of the targeted incentive opportunity for each MIC Plan participant.

3

The amounts in these columns represent the threshold, target and maximum PRSU awards under the MTIP for the three-year performance cycle December 29, 2019—December 31, 2022. Depending on the average level of achievement of certain performance goals during the three years of the performance cycle, payouts of awards could range up to a maximum of 200% of the target award, and potentially plus or minus an additional 25% of the target award depending on Kontoor’s TSR as compared to the TSR of Russell 3000 Index companies over the performance cycle. Awards are shown at a target payout level of 100% in the table above. For a discussion of the performance goals applicable to the MTIP awards, as well as vesting, forfeiture and other terms, see “Compensation Discussion and Analysis” on pages 34-37.

Executive Compensation

4

In March 2020, the Talent and Compensation Committee awarded Mr. Baxter 63,619 PRSUs; Mr. Welton 14,911 PRSUs; Mr. Waldron 14,911 PRSUs; Mr. Waldeck 14,911 PRSUs; and Ms. Krueger 7,953 PRSUs for the three-year performance cycle December 29, 2019—December 31, 2022. These awards had a grant date of April 1, 2020. The aggregate fair value of PRSUs was computed in accordance with FASB ASC Topic 718 and was calculated by multiplying the closing price of Kontoor common stock on the date of grant ($15.51) by the number of PRSUs granted. See footnote 3 to the Summary Compensation Table. The assumptions used are summarized in Note 16 to our audited financial statements included in our Form 10-K.

5

These amounts do not pertain to the grant of new equity awards, but instead represents, pursuant to SEC rules, the incremental fair value (determined in accordance with FASB ASC Topic 718) of the modification of the fiscal 2020 tranche of the 2020 PRSUs granted in April 2020. The grant date shown is the modification date of these awards, and the grant date fair value shown is the incremental fair value of these awards as of the modification date. The incremental fair values of the modified awards were determined by (i) multiplying the closing price of Kontoor common stock on the date of the modification ($42.99) by the target number of 2020 PRSUs for the fiscal 2020 tranche, and (ii) reducing the amount by 25% to reflect the 75% payout cap. The target number of 2020 PRSUs for the fiscal 2020 tranche was reduced by 25% to reflect the 75% payout cap, and as a result of the 75% payout cap, no maximum payout level above target payout is shown. Pursuant to SEC rules, the Company is required to report additional compensation in the Summary Compensation Table for the year in which the modification occurred. See footnote 3 to the Summary Compensation Table. The assumptions used are summarized in Note 16 to our audited financial statements included in our Form 10-K.

6

In March 2020, the Talent and Compensation Committee awarded Mr. Baxter 42,413 RSUs; Mr. Welton 9,941 RSUs; Mr. Waldron 9,941 RSUs; Mr. Waldeck 9,941 RSUs; and Ms. Krueger 5,302 RSUs that each vest ratably in 2021, 2022 and 2023. The grant date of these awards was April 1, 2020. The aggregate fair value of the RSUs was computed in accordance with FASB ASC Topic 718 and was calculated by multiplying the closing price of Kontoor common stock on the date of grant ($15.51) by the number of RSUs granted. See footnote 3 to the Summary Compensation Table. The assumptions used are summarized in Note 16 to our audited financial statements included in our Form 10-K.

7

These amounts do not pertain to the grant of new equity awards, but instead represents, pursuant to SEC rules, the incremental fair value (determined in accordance with FASB ASC Topic 718) of the modification of the fiscal 2020 tranche of the 2019 PRSUs and Launch PRSUs granted in August 2019. The grant date shown is the modification date of these awards, and the grant date fair value shown is the incremental fair value of these awards as of the modification date. The incremental fair values of the modified awards were determined by (i) multiplying the closing price of Kontoor common stock on the date of the modification ($42.99) by the target number of 2019 PRSUs and Launch PRSUs for the fiscal 2020 tranche, and (ii) reducing the amount by 25% to reflect the 75% payout cap. The target number of 2019 PRSUs and Launch PRSUs for the fiscal 2020 tranche was reduced by 25% to reflect the 75% payout cap, and as a result of the 75% payout cap, no maximum payout level above target payout is shown. Pursuant to SEC rules, the Company is required to report additional compensation in the Summary Compensation Table for the year in which the modification occurred. See footnote 3 to the Summary Compensation Table. The assumptions used are summarized in Note 16 to our audited financial statements included in our Form 10-K.

8

These amounts do not pertain to the grant of new equity awards, but instead represents, pursuant to SEC rules, the incremental fair value (determined in accordance with FASB ASC Topic 718) of the modification of the fiscal 2020 tranche of the Replacement PRSUs granted in February 2018 (and in January 2019 in the case of Ms. Krueger). The grant date shown is the modification date of these awards, and the grant date fair value shown is the incremental fair value of these awards as of the modification date. The incremental fair values of the modified awards were determined by (i) multiplying the closing price of Kontoor common stock on the date of the modification ($42.99) by the target number of Replacement PRSUs for the fiscal 2020 tranche, and (ii) reducing the amount by 25% to reflect the 75% payout cap. The target number of Replacement PRSUs for the fiscal 2020 tranche was reduced by 25% to reflect the 75% payout cap, and as a result of the 75% payout cap, no maximum payout level above target payout is shown. Pursuant to SEC rules, the Company is required to report additional compensation in the Summary Compensation Table for the year in which the modification occurred. See footnote 3 to the Summary Compensation Table. The assumptions used are summarized in Note 16 to our audited financial statements included in our Form 10-K.

44

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End 2020

	Grant Date	Option Awards(1)(2)				Stock Awards(1)
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Scott H. Baxter	2/18/2015	114,966		$31.07	2/17/2025
	2/23/2016	135,424		25.27	2/22/2026
	2/22/2017	184,403		22.04	2/21/2027
	2/21/2018	79,442	39,718	30.84	2/20/2028
	2/22/2017					20,391	(6)	$827,056
	2/21/2018					3,321	(7)	134,697
	8/13/2019					20,223	(8)	820,257
	8/13/2019					20,223	(9)	820,257
	4/1/2020					42,816	(10)	1,736,608
	2/21/2018								3,769(13)	$152,884
	2/21/2018								15,080(14)	611,634
	8/13/2019								42,899(15)	1,739,983
	8/13/2019								42,899(16)	1,739,983
	4/1/2020								63,619(17)	2,580,387
Rustin Welton	2/18/2015	16,180		31.07	2/17/2025
	2/23/2016	19,060		25.27	2/22/2026
	2/22/2017	23,358		22.04	2/21/2027
	2/21/2018	10,063	5,031	30.84	2/20/2028
	2/21/2018					421	(7)	17,092
	8/13/2019					5,055	(8)	205,043
	8/13/2019					5,055	(9)	205,043
	4/1/2020					10,035	(10)	407,036
	2/21/2018								478(13)	19,381
	2/21/2018								1,911 (14)	77,524
	8/13/2019								10,725(15)	435,006
	8/13/2019								10,725(16)	435,006
	4/1/2020								14,911(17)	604,790

Executive Compensation

	Grant Date	Option Awards(1)(2)				Stock Awards(1)
		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(3)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)(5)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
Thomas E. Waldron	2/18/2015	22,569		31.07	2/17/2025
	2/23/2016	8,860		25.27	2/22/2026
	2/22/2017	14,342		22.04	2/21/2027
	2/21/2018	18,536	9,268	30.84	2/20/2028
	2/22/2017					27,257	(6)	1,105,543
	2/21/2018					774	(7)	31,390
	8/13/2019					5,055	(8)	205,043
	8/13/2019					5,055	(9)	205,043
	4/1/2020					10,035	(10)	407,036
	2/21/2018								3,519	(13)	142,751
	2/21/2018								880	(14)	35,712
	8/13/2019								10,725	(15)	435,006
	8/13/2019								10,725	(16)	435,006
	4/1/2020								14,911	(17)	604,790
Christopher Waldeck	7/26/2017	20,442		25.01	7/25/2027
	2/21/2018	14,036	7,017	30.84	2/20/2028
	7/26/2017					22,135	(11)	897,808
	2/21/2018					586	(7)	23,757
	8/13/2019					5,055	(8)	205,043
	8/13/2019					5,055	(9)	205,043
	4/1/2020					10,035	(10)	407,036
	2/21/2018								667	(13)	27,055
	2/21/2018								2,666	(14)	108,121
	8/13/2019								10,725	(15)	435,006
	8/13/2019								10,725	(16)	435,006
	4/1/2020								14,911	(17)	604,790
Laurel Krueger	1/23/2019	2,132	4,264	33.96	1/22/2029
	1/23/2019					15,710	(12)	637,204
	8/13/2019					3,217	(8)	130,486
	8/13/2019					3,217	(9)	130,486
	4/1/2020					5,352	(10)	217,091
	1/23/2019								810	(14)	32,859
	8/13/2019								6,825	(15)	276,822
	8/13/2019								6,825	(16)	276,822
	4/1/2020								7,953	(17)	322,574

46

Executive Compensation

1	Awards granted prior to the Spin-Off are shown on an as converted to Kontoor basis.

2

All options are non-qualified stock options awarded under the VF Stock Plan prior to the Spin-Off, which were converted to Kontoor options in the Spin-Off. Each option vests and becomes exercisable in thirds on the first, second and third anniversaries of the date of grant. Options generally become fully vested and exercisable upon the executive’s death or termination of the executive’s employment due to disability or in the event of certain terminations following a change in control of Kontoor. All options have a ten-year term but, in the event of certain terminations of the optionee’s employment, the options generally expire on an accelerated basis, as follows: 36 months after retirement, death or termination due to disability; at the end of the period severance payments are made (if any) in the case of involuntary termination; and at the time of any voluntary termination.

3

For all RSUs granted in 2018 or later and restricted stock awards, dividends are reinvested at the dividend payment date in additional shares that are subject to the same restrictions as the original award. For all RSUs granted prior to 2018, dividend equivalents accumulate and are subject to the same vesting conditions as the underlying RSU. The amounts in this column include accumulated dividend equivalents and accrued dividends as of that date.

4

The market value of restricted awards reported in this column was computed by multiplying $40.56, the closing market price of Kontoor’s common stock at December 31, 2020, by the number of shares or units of stock awarded. For RSUs granted in 2018 or later and restricted stock awards, the amount also includes the value of accumulated dividend equivalents and accrued dividends as of that date.

5

The number of shares or units and values in these columns assume an achievement level at target of 100%. The final level of achievement for the awards in these columns may differ. The market value of PRSUs was calculated by multiplying 100% of the target number of PRSUs awarded (the number of shares in the chart is rounded to the nearest whole number; the dollar value is based on the actual number of shares including fractional shares) by $40.56, the closing market price of Kontoor’s common stock at December 31, 2020. For a discussion of vesting, forfeiture and other terms applicable to the PRSUs, see the “Compensation Discussion and Analysis” on pages 34-37.

6

The number represents the number of shares underlying restricted stock awards granted under the VF Stock Plan in 2017, which were converted into Kontoor restricted stock awards in connection with the Spin-Off and include accrued dividends as of the Spin-Off date, to the following named executive officers: Mr. Baxter 19,225 restricted stock awards and Mr. Waldron 25,698 restricted stock awards. These shares of restricted stock vest in 2021, provided that the named executive officer remains an employee of Kontoor.

7

The number represents the number of RSUs that were awarded under the VF Stock Plan in 2018, which were converted into Kontoor RSUs in connection with the Spin-Off and include accumulated dividend equivalents as of the Spin-Off date, to the following named executive officers: Mr. Baxter 6,295 RSUs; Mr. Welton 795 RSUs; Mr. Waldron 1,462 RSUs; and Mr. Waldeck 1,107 RSUs. These RSUs vest 50% in 2020 and 50% in 2022, provided the named executive officer remains an employee of Kontoor.

8

The number represents the number of RSUs that were awarded under the Stock Plan in 2019 to the following named executive officers: Mr. Baxter 28,600 RSUs; Mr. Welton 7,150 RSUs; Mr. Waldron 7,150 RSUs; Mr. Waldeck 7,150 RSUs; and Ms. Krueger 4,550 RSUs. RSUs vest ratably over three years and will fully vest in 2022, provided that the named executive officer remains an employee of Kontoor.

9

The number represents the number of RSUs that were awarded under the Stock Plan in 2019 in recognition of contributions related to the launch of the Spin-Off to the following named executive officers: Mr. Baxter 28,600 RSUs; Mr. Welton 7,150 RSUs; Mr. Waldron 7,150 RSUs; Mr. Waldeck 7,150 RSUs; and Ms. Krueger 4,550 RSUs. RSUs vest ratably over three years and will fully vest in 2022, provided that the named executive officer remains an employee of Kontoor.

10

The number represents the number of RSUs that were awarded under the Stock Plan in 2020 to the following named executive officers: Mr. Baxter 42,413 RSUs; Mr. Welton 9,941 RSUs; Mr. Waldron 9,941 RSUs; Mr. Waldeck 9,941 RSUs; and Ms. Krueger 5,302 RSUs. RSUs vest ratably over three years and will fully vest in 2023, provided that the named executive officer remains an employee of Kontoor.

11

Mr. Waldeck received an award of 20,869 shares of restricted stock in 2017 under the VF Stock Plan, which were converted into Kontoor restricted stock awards in connection with the Spin-Off and include accrued dividends as of the Spin-Off date. These shares of restricted stock vest in 2021, provided that Mr. Waldeck remains an employee of Kontoor.

12

Ms. Krueger received an award of 14,812 shares of restricted stock in 2019 under the VF Stock Plan, which were converted into Kontoor restricted stock awards in connection with the Spin-Off and include accrued dividends as of the Spin-Off date. These shares of restricted stock vest 50% in 2021 and 50% in 2023, provided that Ms. Krueger remains an employee of Kontoor.

13

The number represents the number of VF PRSUs that were awarded under the VF MTIP in 2018 in connection with the VF Stub Period, multiplied by a target achievement level of 100% (rounded to the nearest whole number of shares). These VF PRSUs were converted into Kontoor PRSUs in connection with the Spin-Off and have a performance period ending December 2020.

14

The number represents the number of VF PRSUs that were awarded under the VF MTIP in 2018 (and 2019, in the case of Ms. Krueger), multiplied by a target achievement level of 100% (rounded to the nearest whole number of shares). These VF PRSUs were converted into Kontoor PRSUs in connection with the Spin-Off and have a performance period ending December 2020.

15

The number represents the number of Kontoor PRSUs that were awarded under the MTIP in 2019 for the three-year performance cycle ending January 1, 2022 multiplied by a target achievement level of 100% (rounded to the nearest whole number of shares).

16

The number represents the number of Kontoor PRSUs that were awarded in recognition of the launch of the Spin-Off under the MTIP in 2019 for the three-year performance cycle ending January 1, 2022 multiplied by a target achievement level of 100% (rounded to the nearest whole number of shares).

17

The number represents the number of Kontoor PRSUs that were awarded under the MTIP in 2020 for the three-year performance cycle ending December 31, 2022 multiplied by a target achievement level of 100% (rounded to the nearest whole number of shares).

Restricted Stock Awards.

In connection with the Spin-Off, all VF restricted stock awards (“RSAs”) held by Kontoor’s executives were converted into RSAs of Kontoor (the “Replacement RSAs”). The Replacement RSAs are generally subject to the same terms and conditions (including vesting) as applicable to the corresponding VF RSAs immediately prior to the Spin-Off, with equitable adjustments being made to the number of shares of Kontoor common stock subject to the award. The Replacement RSAs generally have four-year cliff vesting, subject to continued employment. Dividends will be paid on RSAs, with any cash amounts reinvested in additional shares of Kontoor common stock. Dividends are subject to the same forfeiture conditions as the underlying RSAs. For additional information on vesting upon specified termination events or a change in control, see “Potential Payments Upon Change in Control, Retirement or Termination of Employment.”

Stock Options.

In connection with the Spin-Off, all VF options held by Kontoor executives were converted into options of Kontoor (the “Replacement Options”). The Replacement Options are generally subject to the same terms and conditions (including vesting) as

Executive Compensation

applicable to the corresponding VF option immediately prior to the Spin-Off, with equitable adjustments being made to the number of shares of Kontoor common stock subject to the option and exercise price. The Replacement Options are non-qualified stock options granted under the Stock Plan that vest ratably over three years. For additional information on vesting upon specified termination events or a change in control, see “Potential Payments Upon Change in Control, Retirement or Termination of Employment.”

2020 Option Exercises and Stock Vested

The following table provides information for our NEOs regarding stock option exercises and stock award vesting during fiscal 2020.

	Option Awards(1)		Stock Awards(1)(2)

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Scott H. Baxter	-0-	-0-	28,913	$856,967
Rustin Welton	-0-	-0-	36,334	759,011
Thomas E. Waldron	-0-	-0-	7,067	207,324
Christopher Waldeck	-0-	-0-	6,061	163,897
Laurel Krueger	-0-	-0-	3,034	69,209

1

The options and stock awards listed include awards that were exercised and/or vested in 2020. The awards include grants by VF prior to the Spin-Off. To the extent a VF award was converted into a Kontoor award, it is presented above on an as converted basis and reflects application of the Spin-Off conversion ratio of 2.425563. See the “Compensation Discussion and Analysis” on pages 32-37 for a discussion of the treatment of VF awards in the Spin-Off.

2

These columns report the number and value of vested RSA and RSU awards, including accrued dividends and dividend equivalents. The aggregate dollar amount reported as vested was computed by multiplying the number of RSAs or RSUs by the fair market value of the underlying shares on the vesting date (the number of shares in the chart is rounded to the nearest whole number; the dollar value is based on the actual number of shares including fractional shares). No amounts reported in these columns were deferred by the executive officers. The fair market value is defined under the Stock Plan to be the average of the high and low price of Kontoor common stock on the applicable date.

2020 Nonqualified Deferred Compensation

Kontoor provides its senior executives, including our NEOs, with the opportunity to defer compensation under the Kontoor Brands Executive Deferred Savings Plan (the “EDSP”) and the EDSP II. While all of our NEOs participate in the EDSP II, only Mr. Waldron participates in the EDSP. No NEO made any contributions to, and Kontoor did not make any contributions to, any account under the EDSP in 2020.

The terms of the EDSP II permit an eligible executive to defer into a hypothetical “account,” on a pre-tax basis, annual cash compensation in excess of the IRS annual compensation limit for 401k contributions (but not more than 50% of the executive’s annual salary and 75% of the executive’s annual cash incentive payment). A participating executive’s account is also credited with matching credits equal to 100% on the first 6% of annual compensation deferred by the executive for the year. Earnings below the IRS annual compensation limit are eligible for contributions to the 401k Plan. The 401k Plan is a broad-based tax-qualified defined contribution plan for most U.S. employees of Kontoor. A participant is credited with matching contributions equal to 100% on the first 6% of the annual compensation contributed by the participant, up to the IRS annual compensation limit of $285,000. Due to the COVID-19 pandemic, no matching contributions were made to the 401k Plan after April 24, 2020 and no matching credits were made to the EDSP II after March 25, 2020. Matching contributions to the 401k Plan and matching credits to the EDSP II will resume with respect to deferrals made on or after January 1, 2021.

Accounts deferred are payable in either a lump sum or in up to ten annual installments following termination of employment, as elected by the executive at the time of deferral. Prior to termination of employment, an executive may receive a distribution of the executive’s deferred account upon an unexpected financial hardship.

Accounts under the EDSP and EDSP II are credited with earnings and losses based on certain hypothetical investments selected by the executive. The hypothetical investment alternatives available to executives include various funds. Executives may change

48

Executive Compensation

such hypothetical investment elections on a daily basis (although Kontoor generally restricts its senior officers from changing their hypothetical investment elections with respect to the Kontoor common stock fund).

The following table provides information with respect to each plan that provides for nonqualified deferred compensation in which our NEOs participate. For 2020, each of our NEOs participated in the ESDP II, and Mr. Waldron participated in the EDSP.

Name	Plan	Executive Contributions in Last FY ($)(1)	Kontoor Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)(3)	Aggregate Withdrawals / Distributions ($)	Aggregate Balance at January 2, 2021 ($)(4)
Scott H. Baxter	EDSP II	$ 51,721	$2,019	$992,275	-0-	$7,161,735
Rustin Welton	EDSP II	124,279	1,154	224,371	-0-	811,557
Thomas E. Waldron	EDSP II	27,397	1,062	380,466	-0-	2,159,060
	EDSP	-0-	-0-	66,948		417,811
Christopher Waldeck	EDSP II	27,169	1,015	61,377	-0-	203,295
Laurel Krueger	EDSP II	26,692	1,096	11,663	-0-	69,809

1	Amounts reported in this column are included as salary and non-equity incentive compensation in the Summary Compensation Table. The type of compensation permitted to be deferred is cash compensation.

2

Amounts reported in this column are included as All Other Compensation in the Summary Compensation Table. The matching contribution for qualified executives is 100% on the first 6% of compensation deferred by the named executive officer under the EDSP II (for compensation in excess of the 401k contribution limit, which was $285,000 in 2020).

3

This column includes earnings and (losses) on deferred compensation balances. Such amounts are not “above-market” or “preferential” and therefore are not reported as compensation in the Summary Compensation Table.

4

This column reflects the aggregate of salary and non-equity incentive awards deferred by each named executive officer during his or her career with Kontoor (and VF prior to the Spin-Off) plus the aggregate amount of contributions by Kontoor (and VF prior to the Spin-Off) and the investment earnings thereon. Amounts deferred each year by the named executive officers have been reported in the Summary Compensation Table in the year earned.

Potential Payments Upon Change in Control, Retirement or Termination of Employment

The following section describes payments that would have been made to each of our NEOs and related benefits as a result of their termination of employment with Kontoor during 2020 due to (i) a termination of service in the event of a change in control of Kontoor, (ii) the executive’s retirement, (iii) the executive’s death or disability; (iv) a termination by Kontoor without “cause,” (v) a termination by Kontoor with “cause,” or (vi) the executive’s resignation, assuming these events occurred on January 2, 2021.

The descriptions below do not include the following amounts that the executives also would have received in all termination scenarios:

(a)	the aggregate balance disclosed in the Nonqualified Deferred Compensation table above;

(b)

the value of the executive’s vested “in-the-money” unexercised stock options; the executive would be able to realize such value by exercise of the options prior to any termination, or during the exercise period that is available following termination unless the executive is terminated by Kontoor without “cause” with no severance, the executive resigns for a reason other than retirement or the executive is terminated by Kontoor with “cause”; or

(c)

in the case of death, disability, retirement or certain other scenarios in Kontoor’s discretion, the executive’s portion of the MIC Plan payment for the year ended January 2, 2021, as disclosed in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table above.

Our NEOs do not have employment contracts with Kontoor; all of their potential payments outlined below are defined in benefit plan documents described in this Proxy Statement. As described below under “Payments Upon Retirement,” as a result of retirement, executives do not receive enhanced benefits other than under the terms of certain equity awards, pursuant to which an executive who retires would not forfeit his awards due to retirement.

Treatment of Equity Awards Upon Change in Control, Retirement or Termination of Employment

Performance-Based Restricted Stock Units. PRSUs are forfeitable upon an executive’s termination of employment prior to the end of a performance cycle, except for the following:

(i)	the award will be settled to the extent actually earned in the event of death or disability,

(ii)	the award will be settled to the extent actually earned in the event of retirement, provided that a year has passed between the grant date and retirement date,

Executive Compensation

(iii)

the award will be settled for that pro-rated portion that would have been actually earned in the event of a termination of the executive’s employment by Kontoor without cause prior to a change in control, with pro-ration based on the part of the performance period in which the executive remained employed plus any period during which salary-related severance payments are made, provided that a year has passed between the grant date and termination date, and

(iv)

the award will be settled using the average of the performance achieved for the completed year(s) in the performance cycle if greater than 100% (i.e., the performance required to earn at least target PRSUs) or, if such average is less than 100%, the average of the actual performance for the completed year(s) in such performance cycle, with years not yet complete being deemed to be 100% of target performance, in the event of a termination by Kontoor without cause or by the executive for good reason at or after a change of control of Kontoor. The executives’ Change in Control Agreements described below also provide for PRSUs becoming fully vested upon an executive’s qualifying termination of employment following a change in control of Kontoor.

Restricted Stock Units. RSUs are generally forfeitable upon an executive’s termination of employment to the extent not vested, except for the following:

(i)	the award will immediately vest in full, without proration, in the event of death or disability,

(ii)	the award will vest in full, without proration, at the stated vesting date(s), in the event of retirement, and

(iii)	a pro rata portion of the award will vest at the next stated vesting date upon termination by Kontoor without cause.

RSUs will be forfeited and terminate immediately upon an executive’s termination of employment for any reason if termination occurs prior to the first anniversary of the grant date. In accordance with the executives’ Change-in-Control Agreements described below, upon an executive’s qualifying termination of employment following a change in control of Kontoor, RSUs become fully vested.

Restricted Stock Awards. Replacement RSAs are generally forfeitable upon an executive’s termination of employment to the extent not vested, except that upon termination of employment due to death or disability, a pro rata portion of the Replacement RSAs vests as of the date of termination. In accordance with the executives’ Change-in-Control Agreements described below, upon an executive’s qualifying termination of employment following a change in control of Kontoor, the Replacement RSAs fully vest. Dividends are subject to the same forfeiture conditions as the underlying RSAs.

Stock Options. Replacement Options are exercisable only so long as the option holder remains an employee of Kontoor or its subsidiaries, except that, subject to earlier expiration of the option term, and to the specific terms and conditions contained in the Stock Plan, options generally remain exercisable for the period severance payments are made (if any) in the case of involuntary termination of employment and for 36 months after death, retirement or termination of employment due to disability. These options are generally forfeitable upon executive’s termination of employment to the extent not vested, except that upon termination of employment due to death or disability, any unvested portion of the option will vest and become exercisable in full. Upon termination due to retirement, any portion of the option that would not have vested before the expiration of the 36-month exercise period following termination will be forfeited, and upon involuntary termination where severance is paid, any portion of the option that would not have vested before the expiration of the severance payment installments will be forfeited.

In addition, in accordance with the executives’ Change-in-Control Agreements described below, upon an executive’s qualifying termination of employment following a change in control of Kontoor, vesting of the options is accelerated and all of the options held by the executive become fully exercisable.

Potential Payments Upon a Change in Control of Kontoor

Kontoor has entered into Change-in-Control Agreements (the “Change-in-Control Agreements”) with each of the NEOs. The Change-in-Control Agreements provide severance benefits to each of the NEOs only if his or her employment is terminated by Kontoor without cause or for good reason by any of the NEOs within the 24-month period after a change in control of Kontoor. The Change-in-Control Agreements have a term of two years with automatic 12-month extensions. The Change-in-Control Agreements may be terminated by Kontoor, unless Kontoor has actual knowledge of an event or transaction that if consummated would constitute a change in control of Kontoor and, if a change in control has occurred, the Change-in-Control Agreements may not be terminated until two years after the change in control.

Generally, severance benefits payable to our NEOs include a lump-sum payment of an amount equal to 2.99 times the sum of the executive’s highest annual salary within the year preceding termination plus the highest amount of annual cash incentive awarded

50

Executive Compensation

to the executive during the three fiscal years prior to the date on which the executive’s employment is terminated following a change in control of Kontoor (but not less than the target annual cash incentive for the year of termination). Under the terms of the Change-in-Control Agreements, upon a qualifying termination, the executives would also be entitled to supplemental benefits, such as payment of a pro rata portion of non-equity incentive compensation, accelerated vesting of stock options, accelerated lapse of restrictions on RSUs and restricted stock, continued life, medical and dental insurance for specified periods after termination, entitlements under retirement plans and a lump-sum retirement related payment. In the case of PRSUs under the MTIP, the PRSUs would be deemed earned based on the actual performance achieved through the date of termination projected for the entire performance cycle (except if performance in completed years is below-target, the uncompleted years are projected at target), and such PRSUs would vest in full (without pro-ration).

The total payments to be made to an executive in the event of termination of employment upon a change in control of Kontoor potentially could exceed the level of “parachute payments” (as that term is defined in the Code) that would trigger the “golden parachute excise tax,” which could result in imposition of excise taxes on the executive and loss of tax deductibility for Kontoor. However, if the parachute payments exceed the maximum amount that could be paid to the executive without giving rise to an excise tax, then the parachute payments will be reduced to just below that amount which would trigger the excise tax if such reduction would result in the NEO receiving an equal or greater after-tax benefit than he or she would receive if the full separation benefits were paid.

The following table shows the payments to which each of our NEOs would be entitled in connection with their termination of employment by Kontoor without cause or by the executive for good reason following a change in control of Kontoor, assuming the triggering event occurred on January 2, 2021:

Name	Severance Amount ($)	Bonus ($)	Unvested Restricted Stock or Units ($)	Unvested Stock Options ($)	Estimated Value of Benefit Continuation ($)	Total ($)
Scott H. Baxter	$7,977,500	$1,250,000	$11,163,747	$386,126	$73,388	$20,850,761
Rustin Welton	3,292,370	413,000	2,405,921	48,910	86,310	6,246,511
Thomas E. Waldron	3,022,160	379,000	3,607,319	90,101	72,325	7,170,905
Christopher Waldeck	3,022,160	379,000	3,348,664	68,217	72,325	6,890,366
Laurel Krueger	2,707,000	315,000	2,024,344	28,128	85,884	5,160,356

Payments Upon Retirement

Mr. Baxter is our only NEO who was retirement eligible at January 2, 2021. Retirement would not result in any enhanced benefits, but under the terms of certain equity awards, an executive who is eligible for retirement would not forfeit his awards due to retirement. In the case of stock options, the options will continue to vest and become exercisable for thirty-six months following retirement (or the option’s termination date, if earlier). For RSUs (other than the Launch RSUs, which are pro-rata settled in connection with retirement), the awards will continue to vest following retirement at the stated vesting dates, without proration, so long as termination occurs on date that is more than one year following the grant date. Unvested restricted stock awards are generally forfeited upon retirement. Under the MTIP, upon a NEO’s retirement, the executive is entitled to settlement of the total number of PRSUs actually earned for the performance cycle.

At January 2, 2021, the estimated value of all unexercisable options, unvested RSUs, unvested PRSUs and unvested restricted stock, assuming Mr. Baxter had terminated employment due to retirement is as follows:

Name	Unvested Restricted Stock or Units ($)	Unvested PRSU Awards ($)1	Unvested Stock Options ($)	Total ($)
Scott H. Baxter	$1,430,436	$4,244,484	$386,126	$6,061,047

(1)

Under the MTIP, upon retirement at January 2, 2021, Mr. Baxter’s PRSUs earnable for the incomplete cycles (2019-2021 and 2020-2022) would not be forfeited but would remain fully subject to the performance requirements, so that the PRSUs would only be earned upon completion of the performance periods and only to the extent performance goals were actually achieved over the performance period. Therefore, the value shown is at target because actual values cannot be calculated until the conclusion of the performance cycle.

Executive Compensation

Payments Upon Termination Due to Death or Disability

Termination due to death or disability would not result in any enhanced benefits, but under the terms of certain equity awards, an executive who is eligible for retirement would not forfeit his awards due to death or disability terminations. To the extent one year has passed since the grant date, RSUs vest in full without proration upon termination due to death or disability and restricted stock will vest on a pro-rata basis. Under the MTIP, participants will receive the total number of PRSUs actually earned upon a termination for death or disability. Options generally fully vest upon termination due to death or disability and are exercisable for thirty-six months following such termination date. The following table shows the estimated value of all unvested restricted stock or RSUs, unvested PRSUs and unexercisable options on January 2, 2021, assuming the executive had terminated employment due to death or disability:

Name	Unvested Restricted Stock or Units ($)	Unvested PRSU Awards ($)1	Unvested Stock Options ($)	Total ($)
Scott H. Baxter	$2,573,417	$4,244,484	$386,126	$7,204,028
Rustin Welton	427,178	966,917	48,910	1,443,005
Thomas E. Waldron	1,508,453	1,048,475	90,101	2,647,028
Christopher Waldeck	1,205,761	1,005,187	68,217	2,279,165
Laurel Krueger	725,376	586,503	28,128	1,340,007

(1)

Under the MTIP, upon death or disability, PRSUs earnable for the incomplete cycles (2019-2021 and 2020-2022) would not be forfeited but would remain fully subject to the performance requirements, so that PRSUs would only be earned upon completion of the performance periods and only to the extent performance goals were actually achieved over the performance period. Therefore, the value shown is at target because actual values cannot be calculated until the conclusion of the performance cycle.

Payments Upon Termination Without Cause

In the event of a termination by Kontoor without “cause” under the MTIP, if the executive has been an active participant for at least 12 months in a performance cycle, the executive would be eligible to receive a pro rata portion of the total number of PRSUs the executive is deemed to have earned based on performance in the completed portion of the performance cycle. Under the Stock Plan, the executive’s stock options would continue to vest and to be exercisable until the end of the period of the executive’s receipt of installments of severance pay, if any, from Kontoor, or the option’s termination date if earlier. To the extent one year has passed since the grant date, a prorated portion of Kontoor RSUs will vest. Any unvested restricted stock would be forfeited upon termination.

Payments Upon Termination for Cause or Resignation

In the event of a termination for “cause” or resignation not qualifying as retirement, each NEO would receive no additional compensation and any outstanding equity awards would be forfeited.

2020 CEO Pay Ratio

Kontoor is a global lifestyle apparel company focused on the design, manufacturing, sourcing, marketing and distribution of a portfolio of brands. Approximately 67% of our workforce are located in Latin America and Mexico, 21% are located in the U.S., and 12% are located in the APAC and EMEA regions. As required by SEC rules, we are reporting the ratio of the annual total compensation of our CEO to the annual total compensation of our “median employee.” The latter is an estimate calculated consistent with SEC rules, based on our payroll and employment records and the methodology described below. SEC rules allow a variety of methodologies and exclusions and permit reasonable estimates and assumptions.

For purposes of identifying our “median employee,” we used our active global employee population as of December 31, 2020, which had 14,070 full-time, part-time, temporary, and seasonal employees in 30 countries throughout the world. Of that population, 2,898 were U.S. employees and 11,172 were non-U.S. employees. No employees were excluded under the de minimis exemption.

For our consistently applied compensation measure, we used total cash compensation received – a combination of salary/overtime (paid on an hourly, weekly, biweekly or monthly basis) plus a variety of other cash-based incentive pay (including

52

Executive Compensation

bonuses and other types of production based pay typical for their respective positions) received by the employees in our identified population. Given our multiple payroll systems and diverse global workforce, we measured compensation for our employees using the 9-month period ended September 30, 2020. In making this determination, we annualized the compensation of employees included in the calculation who were hired during the period, but who did not work for the company during the entire 9-months. Total cash compensation rates of employees paid in foreign currencies were converted into U.S. dollars using our standard monthly foreign exchange conversion rates for 2020. We did not make any cost-of-living adjustments.

We identified the “median employee” from our employee population by ranking our employees, excluding the CEO, high to low based on their total cash compensation earned over the measurement period and excluded employees at the median who had anomalous compensation characteristics. After identifying the median employee, we calculated that individual’s fiscal 2020 annual total compensation in accordance with the requirements of the Summary Compensation Table.

CALCULATING THE CEO PAY RATIO

Kontoor has a large global workforce, with approximately 9,500 employees in Latin America and Mexico performing manufacturing and production based roles. Our median employee was one of those individuals – a full-time, Mexico-based production operator.

•	Accordingly, our median employee’s fiscal 2020 compensation was $4,561.

•	Our CEO received $5,827,659 in compensation during the same period.

Therefore, our CEO to Median Employee Pay Ratio is 1,278:1.

SUPPLEMENTAL PAY RATIO

We are presenting an alternative pay ratio that we believe facilitates a better understanding of our CEO’s ongoing annual total compensation and better comparability. The pay ratio provided above is based on our CEO’s 2020 annual total compensation, as reported in the Summary Compensation Table, which contains additional non-cash accounting charges resulting from the one-time modification of our CEO’s performance-based equity awards approved by our Talent and Compensation Committee in response to the extraordinary challenges presented by the COVID-19 pandemic. These charges do not represent additional awards and are not representative of Mr. Baxter’s intended annual equity grant value, and are required to be disclosed under SEC rules. The incremental grant date fair value of the modified awards as provided in the Summary Compensation Table for 2020 was approximately $1,909,789. Mr. Baxter’s aggregate grant date fair value of stock awards in 2020, including the modified awards, was $3,554,346.

The supplemental pay ratio excludes the incremental grant date fair value of Mr. Baxter’s modified awards, and includes only the amount of his 2020 annual equity grant date value, which was $1,644,557. For purposes of this ratio, our CEO’s annual total compensation is $3,917,870, which when compared to the annual total compensation of our median employee of $4,561, results in a pay ratio of 859:1.

Executive Compensation

2020 Equity Compensation Plan Information Table

The following table provides information as of January 2, 2021, regarding the number of shares of Kontoor common stock that may be issued under Kontoor’s equity compensation plans.

	(a)	(b)	(c)

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)
Equity compensation plans approved by shareholders	3,942,752	$26.45	5,193,096
Equity compensation plans not approved by shareholders	—	—	—
Total	3,942,752	$26.45	5,193,096

1

PRSUs assume maximum performance conditions will be satisfied (i.e., at 225% of target award for Launch, 2019 and 2020 PRSUs, and at 200% of target award for Replacement PRSUs). Shares of restricted stock do not constitute “options, warrants or rights” and therefore are excluded from these columns. At January 2, 2021, a total of 129,367 unvested shares of restricted stock were outstanding.

2	Includes weighted average exercise price for stock options only.

3	Includes securities remaining available for future issuance under the 2019 Stock Compensation Plan.

54

Security Ownership of Certain Beneficial Owners and Management

Common Stock Beneficial Ownership of Certain Beneficial Owners

Set forth below are persons known by Kontoor to have voting power and/or dispositive power over more than 5% of Kontoor common stock, as well as certain other information, all as of February 16, 2021, except that information regarding the number of shares of Kontoor common stock beneficially owned by these shareholders (but not the calculation of the percentage of Kontoor common stock beneficially owned) is as of December 31, 2020, as indicated in the footnotes below. The percentage of Kontoor common stock beneficially owned is based on 57,390,649 shares outstanding as of February 16, 2021.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (# of shares)(1)	Percent of Class
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10555	7,379,175	12.9%

Capital World Investors(3) 333 South Hope Street Los Angeles, CA 90071	5,615,120	9.8%

PNC Bank N.A. and affiliates(4) 300 Fifth Avenue Pittsburgh, PA 15222	5,542,868	9.7%

The Vanguard Group(5) 100 Vanguard Blvd. Malvern, PA 19355	5,325,923	9.3%

Northern Trust Corporation and affiliates(6) 50 South LaSalle Street Chicago, IL 60603	4,230,230	7.4%

Todd Barbey(7) 555 Rivergate Lane, Suite B1-105 Durango, CO 81301	3,597,720	6.3%

(1)

None of the shares in this column is known to be a share with respect to which any of the listed owners has the right to acquire beneficial ownership, as specified in Rule 13d-3(d)(1) under the Exchange Act.

(2)

The information in the above table concerning BlackRock, Inc. (“BlackRock”) was obtained from a Schedule 13G/A filed with the SEC by BlackRock on January 26, 2021 reporting beneficial ownership at December 31, 2020. BlackRock reported having sole voting power over 7,285,950 shares and sole dispositive power over 7,379,175 shares.

(3)

The information in the above table concerning Capital World Investors (“Capital”) was obtained from a Schedule 13G/A filed with the SEC by Capital on February 16, 2021 reporting beneficial ownership at December 31, 2020. Capital reported having sole voting power and sole dispositive power over 5,615,120 shares.

(4)

The information in the above table concerning PNC Bank, N.A. (“PNC Bank”) and affiliates was obtained from a Schedule 13G/A filed with the SEC by PNC Bank on February 12, 2021 reporting beneficial ownership at December 31, 2020. PNC Bank and affiliates held a total of 5,542,868 shares in various trust and agency accounts on December 31, 2020. As to all such shares, PNC Bank and its affiliates reported having sole voting power over 22,096 shares, shared voting power over 5,520,736 shares, sole dispositive power over 6,943 shares, and shared dispositive power over 5,531,743 shares. Of the total shares reported, 5,520,736 shares are held in the Barbey Family Trust accounts for which PNC Bank serves as co-trustee with Clarence Otis, Jr. and Juliana L. Chugg, who is a member of the Board. Because neither the individual trustees nor PNC Bank separately controls the decision-making of the trustees, the parties serving as trustees are not deemed to separately beneficially own the shares held in the Barbey Family Trust accounts and are not deemed to share voting or dispositive power over such shares under applicable SEC rules.

(5)

The information in the above table concerning The Vanguard Group, Inc. (“Vanguard”) was obtained from a Schedule 13G/A filed with the SEC by Vanguard on February 10, 2021 reporting beneficial ownership at December 31, 2020. Vanguard reported having shared voting power over 49,342 shares, sole dispositive power over 5,237,225 shares, and shared dispositive power over 88,698 shares.

(6)

The information in the above table concerning Northern Trust Corporation (“Northern Trust”) was obtained from a Schedule 13G filed with the SEC by Northern Trust on February 12, 2021 reporting beneficial ownership at December 31, 2020. Northern Trust reported having sole voting power over 96,395 shares, shared voting power over 4,133,460 shares, sole dispositive power over 512,707 shares and shared dispositive power over 3,634,679 shares.

(7)

The information in the above table concerning Todd Barbey was obtained from a Schedule 13G/A filed with the SEC by Todd Barbey on February 16, 2021 reporting beneficial ownership at December 31, 2020. Mr. Barbey reported having sole voting and dispositive power over 274 shares. Mr. Barbey reported having shared voting and dispositive power over 3,597,446 shares, which shares are held in trusts for which Mr. Barbey serves as co-trustee with The Northern Trust Company of Delaware.

Security Ownership of Certain Beneficial Owners and Management

Common Stock Beneficial Ownership of Management

The following table reflects, as of February 16, 2021, the total beneficial ownership of Kontoor common stock of each director and nominee for director, each named executive officer, and all directors and executive officers as a group. Each named individual and all members of the group exercise sole voting and dispositive power with respect to the shares held by them, except as indicated in the footnotes. The address of all listed shareholders below is c/o Kontoor Brands, Inc., 400 N. Elm Street, Greensboro, North Carolina 27401. The percentage of Kontoor common stock beneficially owned is based on 57,390,649 shares outstanding as of February 16, 2021.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (# of shares) (1, 2)		Percent of Class

Non-employee Directors

Kathleen S. Barclay	8,084		*

Richard T. Carucci	52,093	(6)	*

Juliana L. Chugg(3)	26,660	(7)	*

Robert M. Lynch(4)	0

Robert K. Shearer	48,430		*

Shelley Stewart, Jr.	8,084		*

Named Executive Officers

Scott H. Baxter(5)	746,474	(8)	1.2%

Laurel Krueger	39,376		*

Christopher Waldeck	88,763		*

Thomas E. Waldron	132,618		*

Rustin Welton	122,299		*

All Directors and Executive Officers as a group (11 persons)	1,272,881		1.9%

*	Represents less than 1.0%

(1)

Shares counted as beneficially owned include phantom shares accounted for in connection with the Kontoor Deferred Savings Plan for Non-Employee Directors as to which there is no voting or dispositive power: Mr. Carucci, 3,668; Ms. Chugg, 3,098; Mr. Shearer, 14,670; and all directors as a group, 21,436.

(2)

Shares owned also include those that could be acquired upon exercise of the following number of stock options that are exercisable as of February 16, 2021, or within 60 days thereafter: Mr. Baxter, 553,953; Mr. Welton, 73,692; Mr. Waldron, 73,575; Mr. Waldeck, 41,495; and Ms. Krueger, 4,264; and all directors and officers as a group, 746,979.

(3)

Ms. Chugg, together with PNC Bank N.A. and Clarence Otis, Jr., act as the Trustees of the Trusts, which together are deemed to beneficially own (but the individual Trustees are not deemed to separately beneficially own) the 5,520,736 shares of Kontoor common stock. See the Common Stock Beneficial Ownership of Certain Beneficial Owners table and footnote 4 thereto. However, because neither the individual Trustees nor PNC Bank, N.A. separately controls the decision-making of the Trustees, the individuals serving as Trustees are not deemed to separately beneficially own the shares held by the Trusts and are not deemed to share voting or dispositive power over such shares under applicable SEC rules.

(4)	Mr. Lynch was appointed as a director effective March 5, 2021.

(5)	Mr. Baxter is also a director.

(6)	Includes 25,073 shares held by Mr. Carucci’s spouse for which he has shared voting power but no dispositive power.

(7)	Includes 954 shares held by Ms. Chugg’s spouse for which she has shared voting power but no dispositive power.

(8)	Includes 380 shares held by Mr. Baxter’s son as to which he has shared voting power but no dispositive power.

56

Proposal No. 2 Ratification of Appointment of Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP has been Kontoor’s independent registered public accounting firm since the Spin-Off, including for purposes of performing an audit of the financial statements included in Kontoor’s Annual Report on Form 10-K for the fiscal year ended January 2, 2021. On February 22, 2021, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP to serve as Kontoor’s independent registered public accounting firm and to perform the audit of Kontoor’s financial statements and internal control over financial reporting for the fiscal year ending January 1, 2022. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

Although ratification is not required by our Bylaws or otherwise, the Board is submitting the appointment of PricewaterhouseCoopers LLP as Kontoor’s independent registered public accounting firm to our shareholders for ratification because we value our shareholders’ views on Kontoor’s independent registered public accounting firm. If shareholders do not ratify the appointment, the Audit Committee will investigate the reasons for the shareholders’ rejection and reconsider the appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Kontoor and its shareholders.

The following table presents fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of our financial statements for the fiscal years ended January 2, 2021 and December 28, 2019 and fees billed for other services rendered by PricewaterhouseCoopers LLP for those periods. Prior to the Spin-Off, Kontoor did not separately engage an independent registered public accounting firm.

Type of Fees	2020	2019
Audit fees(1)	$4,020,000	$3,855,000
Audit-related fees(2)	$765,000	$25,000
Tax fees(3)	$0	$6,000
Other fees(4)	$5,950	$6,900
Total:	$4,790,950	$3,892,900

(1)

Audit fees consisted of fees for the audit of our consolidated financial statements, for quarterly reviews of interim consolidated financial statements, and for services that are normally provided by the auditor in connection with statutory and regulatory filings and engagements.

(2)	Audit-related fees consisted primarily of controls risk assessment and sales certificates.

(3)	Tax fees consisted primarily of tax advisory and tax compliance services.

(4)	Other fees consisted of subscriptions to an online accounting research tool.

The Audit Committee considered whether providing the non-audit services shown in this table, and the provision of audit and other services to VF for prior periods, were compatible with maintaining PricewaterhouseCoopers LLP’s independence, and concluded that they were.

The Board requires that all audit-related services and all other permissible non-audit services provided by PricewaterhouseCoopers LLP are to be pre-approved by the Audit Committee. The pre-approval policies adopted by the Audit Committee provide that annual, recurring services that will be provided by Kontoor’s independent registered public accounting firm and related fees are presented to the Audit Committee for its consideration and advance approval. Criteria are established by the Audit Committee for its advance approval of specified categories of services and payment of fees to Kontoor’s independent registered public accounting firm for changes in scope of recurring services or additional nonrecurring services during the current year. On a quarterly basis, the Audit Committee is informed of each previously approved service performed by Kontoor’s

Proposal No. 2 – Ratification of Appointment of Independent Registered Public  Accounting Firm

independent registered public accounting firm and the related fees. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

Report of the Audit Committee

The Audit Committee reports as follows with respect to the audit of Kontoor’s consolidated financial statements for the fiscal year ended January 2, 2021 (collectively, the “2020 Financial Statements”). At a meeting of the Audit Committee held on February 26, 2021, the Audit Committee (i) reviewed and discussed with management the 2020 Financial Statements; (ii) discussed with PricewaterhouseCoopers LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission which include, among other items, matters related to the conduct of the audit of the 2020 Financial Statements; and (iii) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding their communications with the Audit Committee concerning independence and discussed with PricewaterhouseCoopers LLP their independence from Kontoor. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the 2020 Financial Statements as audited by PricewaterhouseCoopers LLP be included in Kontoor’s Annual Report on Form 10-K for the fiscal year ended January 2, 2021 to be filed with the Securities and Exchange Commission.

The Audit Committee,

Robert Shearer, Chair

Richard T. Carucci

Shelley Stewart, Jr.

58

Proposal No. 3 Approval of Named Executive Officer Compensation on a Non-Binding Advisory Basis (“Say-on-Pay Vote”)

In accordance with the requirements of Section 14A of the Exchange Act, and the related rules of the SEC, we are including in this Proxy Statement a separate resolution subject to a shareholder vote to approve, on a non-binding advisory basis, the compensation of Kontoor’s named executive officers as disclosed in this Proxy Statement. This proposal, commonly known as a “say-on-pay vote,” gives shareholders the opportunity to express their views on Kontoor’s named executive officer compensation. The Say-on-Pay vote is not intended to address any specific item of compensation, but rather the overall compensation of Kontoor’s named executive officers and the philosophy, policies and practices described in this Proxy Statement.

It is our belief that our ability to hire, retain and motivate employees is essential to the success of Kontoor and its shareholders. As a result, our executive compensation program is structured in the manner that we believe best serves the interests of Kontoor and its shareholders. We believe that our executive compensation program is reasonable and provides appropriate incentives to our executives to achieve results that we expect to drive shareholder value without encouraging them to take excessive risks in their business decisions.

Accordingly, shareholders are being asked to vote on the following resolution:

“RESOLVED, that the shareholders of Kontoor hereby approve, on a non-binding advisory basis, the compensation of its named executive officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, the compensation tables and any other related narrative disclosures.”

While the results of the vote are non-binding and advisory in nature, the Talent and Compensation Committee and the Board intend to carefully consider the results of this vote. If there are a significant number of unfavorable votes, we will seek to understand the concerns that influenced the vote and address them in making future decisions affecting the executive compensation program.

In considering their vote, shareholders may wish to review with care the information on our compensation policies and decisions regarding the named executive officers presented under “Compensation Discussion and Analysis” beginning on page 24, as well as the discussion regarding the Talent and Compensation Committee under “Corporate Governance—Board Committees—Talent and Compensation Committee” beginning on page 18.

Additional Information

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of the Board, whose notice of meeting is attached to this Proxy Statement. Kontoor will bear the entire cost of this proxy solicitation. In addition to the use of mail, proxies may be solicited in person, by telephone or by email by directors, officers and other employees of Kontoor without additional compensation for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. We will reimburse such persons for their reasonable expenses in connection therewith.

Kontoor has engaged D.F. King & Co., Inc. to assist in the solicitation of proxies and to provide related advice and informational support. The anticipated cost to Kontoor of such services is not expected to exceed $7,500 in the aggregate.

Shareholder Proposals and Nominations for the 2022 Annual Meeting of Shareholders

Shareholders may nominate directors for election to the Board and make other proposals to be considered at the 2022 annual meeting of shareholders (the “2022 Annual Meeting”). In accordance with Kontoor’s Bylaws, notice of any director nominations for election to the Board at the 2022 Annual Meeting or any other proposal for consideration at the 2022 Annual Meeting must be in writing and delivered to, or mailed and received by, the Corporate Secretary of Kontoor at 400 N. Elm Street, Greensboro, North Carolina 27401 no earlier than December 21, 2021 and no later than January 20, 2022. However, if the 2022 Annual Meeting is advanced more than 30 days prior to the first anniversary of the Annual Meeting, or delayed more than 70 days after the first anniversary of the Annual Meeting, then notice must be received by Kontoor no earlier than the 120th day prior to the 2022 Annual Meeting and no later than the later of 70 days prior to the date of the 2022 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2022 Annual Meeting is first made by Kontoor. Kontoor’s Bylaws also specify requirements relating to the content of the notice that shareholders must provide in order for a director nomination or other proposal to be properly brought before the 2022 Annual Meeting. Shareholder proposals submitted pursuant to SEC Rule 14a-8 must be received by us by November 9, 2021.

Householding

Under SEC rules, a single Notice or Annual Report and Proxy Statement may be sent to any household at which two or more Kontoor shareholders reside if they appear to be members of the same family. Each shareholder receiving physical copies of the proxy materials continues to receive a separate proxy card. This procedure, referred to as “householding,” reduces the volume of duplicate information shareholders receive and reduces mailing and printing expenses for Kontoor. Registered shareholders wishing to receive a separate Annual Report or Proxy Statement in the future or registered shareholders sharing an address wishing to receive a single copy of the Annual Report or Proxy Statement in the future may contact the Company’s Transfer Agent: Computershare, Inc., P.O. Box 505000, Louisville, KY 40233; (800) 446-2617.

Brokers with accountholders who are Kontoor shareholders may be householding our proxy materials. As indicated in the Notice previously provided by these brokers to our shareholders, a single Notice or Annual Report and Proxy Statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice or Annual Report and Proxy Statement, please notify your broker so that separate copies may be delivered to you. Shareholders who currently receive multiple copies of the Notice or Annual Report and Proxy Statement at their address who would prefer to receive a single copy should contact their broker.

60

Additional Information

Other Matters

The Board is not aware of any matter that is intended to be brought before the Annual Meeting other than the matters described in this Proxy Statement and does not intend to bring any other matters before the Annual Meeting. However, if any other matter should properly come before the Annual Meeting, the persons named in the proxy card will be authorized to vote thereon on behalf of the shareholders in their discretion and intend to vote the same according to their best judgment.

WHETHER OR NOT YOU PLAN TO ATTEND THE LIVE WEBCAST OF THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING.

By Order of the Board of Directors

Laurel Krueger

Executive Vice President, General Counsel and Corporate Secretary

Dated: March 9, 2021

Appendix A

Kontoor Brands, Inc.

Independence Standards of The Board of Directors

To be considered independent under the listing standards of the NYSE, the Board must determine that a director does not have any direct or indirect (as a partner, shareholder or officer of an organization that has a relationship with Kontoor) material relationship with Kontoor by broadly considering all relevant facts and circumstances. Material relationships can include commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, among others. The Board’s determination of each director’s independence will be disclosed annually in Kontoor’s proxy statement. The Board has established the following categorical standards to assist it in determining director independence in accordance with the NYSE rules:

•

No director who is an employee, or whose immediate family member is an executive officer, of Kontoor can be considered independent until three (3) years after termination of such employment relationship.

•

No director who is affiliated with or employed by, or whose immediate family member is affiliated with or employed in a professional capacity by, a present or former internal or external auditor of Kontoor can be considered independent until three (3) years after the end of the affiliation or employment or the auditing relationship.

•

No director can be considered independent if he or she is employed, or if his or her immediate family member is employed, as an executive officer of another company where any of Kontoor’s present executives serve on the other company’s compensation committee until three (3) years after the end of such service or employment relationship.

•

No director can be considered independent if he or she receives, or his or her immediate family member receives, more than $120,000 in any twelve (12)-month period in direct compensation from Kontoor, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), until three (3) years after he or she or his or her immediate family member ceases to receive more than $120,000 per year in such compensation.

•

No director can be considered independent if he or she is an employee, or if his or her immediate family member is an executive officer, of another company not including a charitable organization (or an immediate family member of the director is an executive officer of such company) that makes payments to, or receives payments from, Kontoor for property or services in an amount which, in any single fiscal year, exceeds the greater of $1 million and 2% of such other company’s consolidated gross revenues until three (3) years after falling below such threshold.

•

Kontoor will disclose, in its annual proxy statement, any charitable contributions made by Kontoor to a charitable organization if the charitable organization is one in which a Kontoor director serves as an executive officer and, within the preceding three (3) years, charitable contributions made by Kontoor in any single fiscal year exceed the greater of $1 million and 2% of such charitable organization’s consolidated gross revenues. This disclosure does not automatically result in a determination against that director’s independence; however, the Board will consider the materiality of this relationship in its overall affirmative determination of that director’s independence.

•	The Board, as part of its self-evaluation, will review all commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships between Kontoor and its directors.

•

For relationships not qualifying within the above guidelines, the determination of whether the relationship is material, and therefore whether the director is independent, shall be made by the Board. Kontoor will explain in its subsequent proxy statement the basis for any Board determination that a relationship was immaterial despite the fact that it did not meet the categorical standards of immateriality set forth in the above guidelines.

In addition, members of the Audit Committee of the Board and the Talent and Compensation Committee are subject to heightened standards of independence under the NYSE rules and the SEC rules and regulations.

A- 1

KONTOORTM KONTOOR BRANDS, INC.
400 N. Elm Street
Greensboro, North Carolina 27401
www.kontoorbrands.com

KONTOORTM
ANNUAL MEETING OF KONTOOR BRANDS, INC.
Date: April 20, 2021
Time: 11:00 a.m., Eastern Time
Place: Annual Meeting to be held live via the internet - please visit www.proxydocs.com/KTB for more details
Please make your marks like this: Use dark black pencil or pen only
The Board of Directors recommends a vote FOR each of the nominees in Proposal
No. 1 and FOR Proposal Nos. 2 and 3.
1: To elect two Class II directors for a term ending at our 2023 annual meeting of shareholders
01 Kathleen Barclay
02 Robert Lynch
Recommend Directors
For Withhold
For For
For Against Abstain
2: To ratify the appointment of
PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2022.
3: To approve the compensation of our named executive officers as disclosed in our proxy statement.
For
For
To attend the Annual Meeting of Kontoor Brands, Inc., please visit www.proxydocs.com/KTB for the virtual meeting registration details. Authorized Signatures - This section must be completed for your Instructions to be executed.
Please Sign Here Please Date Above
Please Sign Here Please Date Above
Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.
KONTOORTM
Annual Meeting of Kontoor Brands, Inc. to be held on Tuesday, April 20, 2021 for Holders as of February 16, 2021
This proxy is being solicited on behalf of the Board of Directors
VOTE BY:
INTERNET TELEPHONE
Call
www Go To .proxypush.com/KTB
• Cast your vote online.
• View Meeting Documents.
Call
866-390-5386 OR • Use any touch-tone telephone.
Have your Proxy Card/Voting Instruction Form ready.
• Follow the simple recorded instructions.
MAIL
OR    • Mark, sign and date your Proxy Card/Voting Instruction Form.
Detach your Proxy Card/Voting Instruction Form.
• Return your Proxy Card/Voting Instruction Form in the
postage-paid envelope provided.
The undersigned hereby appoints Scott Baxter and Laurel Krueger, and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Kontoor Brands, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED “FOR” EACH OF THE NOMINEES IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NOS. 2 AND 3.
All votes for 401(k) participants must be received by 5:00 P.M., Eastern Time, April 15, 2021
PROXY TABULATOR FOR KONTOOR BRANDS, INC. P.O. BOX 8016 CARY, NC 27512-9903
Please separate carefully at the perforation and return just this portion in the envelope provided.

Please separate carefully at the perforation and return just this portion in the envelope provided.
Proxy — Kontoor Brands, Inc.
Annual Meeting of Shareholders April 20, 2021, 11:00 a.m., Eastern Time
This Proxy is Solicited on Behalf of the Board of Directors
The undersigned appoints Scott Baxter and Laurel Krueger (the “Named Proxies”) and each of them as proxies for the undersigned, with full power of substitution, to vote the shares of common stock of Kontoor Brands, Inc., a North Carolina corporation (the “Company”), the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held live via the internet – please visit www.proxydocs.com/KTB for more details – on Tuesday, April 20, 2021 at 11:00 a.m., Eastern Time and all adjournments thereof.
The purpose of the Annual Meeting is to take action on the following:
1. To elect two Class II directors for a term ending at our 2023 annual meeting of shareholders;
2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending January 1, 2022;
3. To approve the compensation of our named executive officers as disclosed in our proxy statement; and
4. To transact such other business as may properly come before the meeting and any adjournments thereof.
The Board of Directors of the Company recommends a vote “FOR” each of the nominees in Proposal No. 1 and “FOR” Proposal Nos. 2 and 3.
This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “FOR” each of the nominees in Proposal No. 1 and “FOR” Proposal Nos. 2 and 3. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.
You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign and return this card.